                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                COMDISCO, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Philip A. Hewes
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                     LOGO

                              6111 N. RIVER ROAD
                           ROSEMONT, ILLINOIS 60018

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 23, 1996

TO THE STOCKHOLDERS:

  The Annual Meeting of Stockholders of Comdisco, Inc., a Delaware corporation ("Comdisco"), will be held on Tuesday, January 23, 1996 at 3:00 o'clock p.m. (C.S.T.), at Comdisco's corporate office, 6111 N. River Road in the first floor auditorium, Rosemont, Illinois 60018, for the purpose of considering and acting upon the following:

  1. The election of three Class I Directors of Comdisco for a term of three years;

  2. The approval of Comdisco's 1995 Long-Term Stock Ownership Incentive
     Plan;

  3. The approval of performance goal criterion applicable to Performance Unit Awards under the 1995 Long-Term Stock Ownership Incentive Plan;

  4. The ratification of the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors of Comdisco for the current fiscal year; and

  5. The transaction of such other business as may properly be brought before the meeting or any adjournment thereof.

  Only stockholders of record at the close of business on December 11, 1995, are entitled to notice of and to vote at the Annual Meeting of Stockholders. For at least ten (10) days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting will be open for the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours at the office of Comdisco.

  Stockholders are cordially invited to attend the Annual Meeting. However, whether or not a stockholder plans to attend, each stockholder is urged to sign, date and promptly return the enclosed proxy in the accompanying envelope.

  The Annual Report, Proxy Statement and Proxy are enclosed with this notice.

  Dated and mailed at New York, New York, December 22, 1995.

                                          By order of the Board of Directors

                                          PHILIP A. HEWES
                                          Secretary


                                   IMPORTANT

 Please complete, sign and return the enclosed Proxy immediately. A return envelope, which requires no postage if mailed in the United States, is enclosed.

                                     LOGO

                             6111 NORTH RIVER ROAD
                           ROSEMONT, ILLINOIS 60018

                                PROXY STATEMENT

               ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

SOLICITATION OF PROXIES

  This Proxy Statement, which is being mailed to stockholders on or about
December   , 1995, is furnished in connection with the solicitation by the
Board of Directors of Comdisco, Inc., a Delaware corporation ("Comdisco" or the "Company"), of proxies for use at its Annual Meeting of Stockholders to be held on Tuesday, January 23, 1996, at 3:00 o'clock p.m. (C.S.T.) at Comdisco's corporate office, 6111 N. River Road, Rosemont, Illinois 60018, and at any adjournment of the Annual Meeting.

  At the meeting, stockholders will be asked to elect three Class I Directors, to approve the Comdisco 1995 Long-Term Stock Ownership Incentive Plan, to approve performance goals applicable to Performance Unit Awards under said Plan, and to ratify the appointment of auditors. Because many of our stockholders are unable to personally attend the Annual Meeting, the Board of Directors solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the proxy card is returned properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If no choice has been specified, the shares will be voted FOR the election of the Director-nominees listed below, FOR the approval of the Comdisco 1995 Long-Term Stock Ownership Incentive Plan, FOR the approval of the performance goals applicable to Performance Unit Awards and FOR the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors.

  The Board of Directors knows of no other business that will be presented at the meeting. If, however, other matters are properly presented, the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their judgment on such matters.

  A proxy may be revoked by giving the Secretary of Comdisco written notice of revocation at any time before the voting of the shares represented by the proxy. A stockholder who attends the meeting may cancel any proxy by voting at the meeting.

  The cost of soliciting proxies will be borne by Comdisco. In addition to solicitation by mail, proxies may be solicited by Directors, officers and employees of Comdisco by personal interview, telephone or telegram. Comdisco may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons. Comdisco will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy material and brokers or other persons holding stock in their names or in the names of their nominees for out-of-pocket expenses in forwarding proxy material to the beneficial owners. In addition, Chemical Mellon Shareholder Services, New York, New York, has been retained to assist in the solicitation of the proxies at a fee of $6,000.00, plus out-of-pocket expenses.

QUORUM AND VOTING RIGHTS

  The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock of the Company ("Common Stock") entitled to vote (exclusive of shares held by or for the account of the Company) is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. The election of Directors will be decided by a plurality of the votes represented in person or by proxy at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for the approval of each of the other matters to be presented. Only holders of record of Common Stock at the close of business on December 11, 1995 are entitled to notice of and to vote at the Annual Meeting.

                 VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

  As of December 11, 1995, the Company had issued and outstanding shares of Common Stock. Each share of Common Stock entitles the holder to one vote upon each matter to be voted upon.

PRINCIPAL STOCKHOLDERS

  The following table lists all persons known to be the beneficial owner of more than 5% of Comdisco's outstanding Common Stock as of December 11, 1995.

                                                                         PERCENT
                                                              NUMBER OF    OF
      NAME AND ADDRESS                                         SHARES     CLASS
      ----------------                                        ---------  -------
      Fidelity Management and Research Corporation...........                %
      82 Devonshire
      Boston, MA 02109
      Estate and Trusts of Kenneth N. Pontikes............... 2,343,361*     %
      6111 N. River Road
      Rosemont, IL 60018
      Pontikes Trust......................................... 6,257,157      %
      6111 N. River Road
      Rosemont, IL 60018
      Ponchil Limited Partnership............................ 3,272,836      %
      6111 N. River Road
      Rosemont, IL 60018

--------
*For additional information, see footnote (c) in the Section entitled Stock
   Ownership of Directors and Management.

STOCK OWNERSHIP OF DIRECTORS AND MANAGEMENT

  The following table shows certain information about stock ownership of each Director and nominee for directorship, the Chief Executive Officer and the next four most highly compensated executive officers, and all Directors and Executive Officers as a group.

                                                 COMMON STOCK BENEFICIALLY
                                                         OWNED ON          % OF
      NAME                                           DECEMBER 11, 1995     CLASS
      ----                                       ------------------------- -----
      Alan J. Andreini.........................            175,387(a,b)     (d)
      Robert A. Bardagy........................            133,214(b)       (d)
      Edward H. Fiedler, Jr....................            182,151(a,b)     (d)
      C. Keith Hartley.........................             46,744(a,b)     (d)
      Philip A. Hewes..........................             63,764(a,b)     (d)
      Rick Kash................................             54,093(b)       (d)
      Thomas A. Patrick........................             53,851(a,b)     (d)
      Nicholas K. Pontikes.....................         12,133,092(b,c)      %
      William N. Pontikes......................            867,394(a,b)      %
      Jack Slevin..............................            282,442(a,b)     (d)
      Basil R. Twist, Jr.......................             44,850(b)       (d)
      John J. Vosicky..........................            241,425(a,b)     (d)
      All Directors and Executive Officers as a
       group, including two officers not named
       above...................................         14,364,240(a,b,c)    %

--------
(a) Includes shares held by or for the benefit of the immediate families of the above individuals and for which they disclaim any beneficial interest, as follows: Mr. W. Pontikes, 66,864 shares; Mr. Andreini, 637 shares; Mr. Slevin, 159,993 shares; and Directors and Executive Officers as a group, 230,494 shares.
  Also includes other shares held by or for the benefit of the immediate families of the above individuals, over which such individuals hold no voting or dispositive powers and for which they disclaim any beneficial interest, as follows: Mr. W. Pontikes, 190,745 shares; Mr. Fiedler, 88,515 shares; Mr. Hartley, 157 shares; Mr. Hewes, 1,194 shares; Mr. Patrick,
  5,310 shares; Mr. Slevin, 39,126 shares; Mr. Vosicky, 4,342 shares; and Directors and Executive Officers as a group, 329,389 shares.
(b) Includes shares obtainable upon exercise of stock options which are or become exercisable prior to February 1, 1996 as follows: Mr. N. Pontikes, 7,815 shares; Mr. W. Pontikes, 10,408 shares; Mr. Andreini, 79,638 shares; Mr. Bardagy, 55,072 shares; Mr. Fiedler, 12,150 shares; Mr. Hartley, 24,600 shares; Mr. Hewes, 37,255 shares; Mr. Kash, 24,600 shares; Mr. Patrick, 24,600 shares; Mr. Slevin, 68,109 shares; Mr. Twist, 24,600 shares; Mr. Vosicky, 113,070 shares; and Directors and Executive Officers as a group, 550,937 shares. The percentages set forth in the above table give effect to the exercise of these options.
(c) Includes shares over which Nicholas Pontikes exercises sole or shared voting and dispositive powers but with respect to which he disclaims any beneficial interest (with the exception of a percentage of the shares owned by Ponfam Corp. and Ponchil Limited Partnership equal to his proportionate ownership interest in those entities), which shares are held of record as follows: Pontikes Trust, 6,257,157 shares; Estate of Kenneth
    N. Pontikes (Nicholas Pontikes, Executor), 753,976 shares; Pontikes Nonexempt Marital Trust, 1,500,000 shares; Pontikes Exempt Marital Trust, 89,385 shares; Ponchil Limited Partnership, 3,272,836 shares; Ponfam Corp., 96,021 shares; and Pontikes Family Foundation, 118,770 shares.
(d) Percentage of shares beneficially owned does not exceed 1% of the class outstanding.

                              BOARD OF DIRECTORS

ELECTION OF DIRECTORS

  Pursuant to Comdisco's Certificate of Incorporation, the Board of Directors is divided into three classes, with each class as equal in number as possible, and that each year the stockholders elect the members of one of the three classes to a three year term of office. There are twelve Directors with Class I having three members, Class II having four members and Class III having five members.

  The term of office of each of the three Class I Directors will expire at the 1996 Annual Meeting of Stockholders. The term of office for each of the Class I nominees to be elected at the 1996 Annual Meeting will expire at the 1999 Annual Meeting, the term of office for each of the Class II Directors will expire at the 1997 Annual Meeting, and the term of office of each of the Class III Directors will expire at the 1998 Annual Meeting, or in each case when their respective successors have been duly elected and qualified.

PROFILE OF DIRECTORS AND NOMINEES

                      NOMINEES FOR TERMS EXPIRING IN 1999
                              (CLASS I DIRECTORS)

  EDWARD H. FIEDLER, JR. (Age 63--Director since 1969)

  Mr. Fiedler was General Attorney of Comdisco from March, 1983 to September, 1991 and Secretary from January, 1982 to September, 1991. Mr. Fiedler retired from both positions at Comdisco effective September 30, 1991.

  BASIL R. TWIST, JR. (Age 52--Director since 1982)

  Mr. Twist has been President of Champion Securities Corporation since February, 1991. He was a private investor from February, 1986 to February, 1991.

  JOHN J. VOSICKY (Age 47--Director since 1986)

  Executive Vice President and Chief Financial Officer (a)

  Mr. Vosicky has been Executive Vice President, Chief Financial Officer of Comdisco since July, 1994. He was Senior Vice President and Chief Financial Officer from November, 1985 to July, 1994.

                   DIRECTORS CONTINUING IN OFFICE UNTIL 1997
                             (CLASS II DIRECTORS)

  C. KEITH HARTLEY (Age 53--Director since 1978)

  Mr. Hartley has been Senior Managing Director of Forum Capital Markets L.P. since August 1995. From May, 1991 to August, 1995 he was an independent financial consultant. He was a Managing Director of Peers & Co., Merchant Bankers from February, 1990 to May, 1991.

  RICK KASH (Age 53--Director since 1987)

  Mr. Kash has been President and Managing Partner of The Cambridge Group, management consultants, since 1975. Mr. Kash is also a director of U.S. Auto Glass.

  WILLIAM N. PONTIKES (Age 54--Director since 1977)

  Executive Vice President (a)

  Mr. Pontikes has been Executive Vice President since October, 1989. Mr. Pontikes is the uncle of Nicholas K. Pontikes.

  JACK SLEVIN (Age 59--Director since 1979)

  President and Chief Executive Officer (a)

  Mr. Slevin has been President and Chief Executive Officer since July, 1994. He was Interim Chief Operating Officer from December, 1993 to July, 1994 and Executive Vice President from April, 1992 to July, 1994. Mr. Slevin was Senior Vice President and National Sales Manager from July, 1990 to April, 1992 and was a Senior Vice President from October, 1989 to July, 1990.

                   DIRECTORS CONTINUING IN OFFICE UNTIL 1998
                             (CLASS III DIRECTORS)

  ALAN J. ANDREINI (Age 49--Director since 1992)

  Executive Vice President (a)

  Mr. Andreini has been Executive Vice President since July, 1994. He was Senior Vice President from July, 1986 to July, 1994. Mr. Andreini is also a director of Hugoton Energy Corporation.

  ROBERT A. BARDAGY (Age 56--Director since 1983)

  Executive Vice President (a)

  Mr. Bardagy has been Executive Vice President since July, 1986.

  PHILIP A. HEWES (Age 43--Director since 1992)

  Senior Vice President and Secretary (a)

  Mr. Hewes has been Senior Vice President since January, 1992, and Secretary since October, 1991. He was Vice President and General Counsel from July, 1988 to January, 1992, and Assistant Secretary from February, 1978 to October, 1991.

  THOMAS H. PATRICK (Age 52--Director since 1971)

  Mr. Patrick has been Executive Vice President, member of Office of the Chairman of Merrill Lynch & Co., Inc. ("Merrill Lynch") since May, 1993. He has also held the following positions with Merrill Lynch: Executive Vice President, Equity Markets Group from June, 1992 to May, 1993; Executive Vice President, Insurance from November, 1990 to June, 1992; and Executive Vice President and Chief Financial Officer from June, 1989 to November, 1990. Mr. Patrick is also a director of Baldwin & Lyons, Inc. and AMLI Realty Co.

  NICHOLAS K. PONTIKES (Age 31--Director since 1993)

  Executive Vice President (a)

  Mr. Pontikes has been Executive Vice President of Comdisco since July, 1994 and President of Business Continuity Services Division since September, 1993. He was Vice President of Comdisco from September, 1993 to July, 1994. He was Vice President--Business Controls of Business Continuity Services from January, 1993 to September, 1993. He was Director--International Marketing for the Comdisco Electronics Group from July, 1992 to January, 1993. From April, 1990 through July, 1992 he was President of Avalon Capital Corporation, an investment banking firm. Mr. Pontikes is the nephew of William N. Pontikes.

  (a) These individuals, along with David J. Keenan and John C. Kenning, are the current executive officers of Comdisco. Mr. Keenan, age 47, has been Vice President and Controller since January, 1985. Mr. Kenning, age 34, has been National Sales Manager and Senior Vice President since August, 1995. He was Vice President/Marketing from April, 1995 to August, 1995 and Regional Marketing Manager from October, 1986 to August, 1995.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

  During the last fiscal year, the Board of Directors held five meetings. All incumbent directors, including those standing for re-election, attended at least 75% of the meetings of the Board and the committees on which they served. The Board has established Executive, Audit, Stock Option and Compensation Committees. The Executive Committee, which acts on behalf of the Board of Directors in connection with the regular conduct of Comdisco's business, is composed of Messrs. Andreini, Bardagy, N. Pontikes, W. Pontikes, Slevin and Vosicky. It has been the practice of the Executive Committee to act by unanimous consent without a meeting. The Audit Committee is composed of Messrs. Fiedler, Hartley, Kash, Patrick and Twist. The Audit Committee, which met once during the last fiscal year, has the general responsibility for establishing and maintaining communications with Comdisco's internal and independent accountants, reviewing the methods used and audits made by the auditors in connection with Comdisco's published financial statements and reviewing with the auditors Comdisco's financial and operating controls. The Stock Option Committee, which makes recommendations to the Board of Directors with regard to the granting of stock options and administers stock option plans, consists of Messrs. Hartley and Kash. The Stock Option Committee also has the practice of formal actions by consent without a meeting. The Compensation Committee consists of Messrs. Hartley, Patrick and Kash, all non-employee directors. The Compensation Committee, which met two times during the last fiscal year, has the general responsibility for evaluating the compensation arrangements of officers and directors, including the compensation arrangements for Comdisco's President and Chief Executive Officer, Mr. Jack Slevin. The Board has no nominating committee.

COMPENSATION OF DIRECTORS

  Non-employee Directors are paid a quarterly retainer of $6,000, a Board meeting fee of $2,000 plus expenses and a Committee meeting fee of $2,000 plus expenses if the Committee meeting is held on a date other than that scheduled for a full Board meeting. In October of 1995, each non-employee Director was granted an option to acquire 2,000 shares of Comdisco Common Stock at a price equal to the fair market value on the date of grant pursuant to Comdisco's Non-Employee Directors' Stock Option Plan. No option is exercisable within six months from the date granted and options must be exercised within ten years from the date granted.

EMPLOYMENT AGREEMENTS

  The Company has entered into an agreement with Robert Bardagy relating to compensation payments to be made after April 30, 1996. Mr. Bardagy, in addition to his continuing service as a Director, will be available to consult with the Company for a minimum 18 month period from April 30, 1996. During said 18 month period, Mr. Bardagy will receive compensation (payable in bi-monthly installments) equal to the average of his total compensation paid in the three previous fiscal years. The Company has also agreed to provide its customary insurance benefits (other than disability and accidental death plans) to Mr. Bardagy through his 65th birthday provided that he pays the regular employee portion of the cost of these benefits. As long as Mr. Bardagy remains an employee of the Company, he will continue to be eligible to retain stock options that he previously was granted in accordance with the terms of the grant agreements and relevant stock option plans. Amounts payable, if any, under previously awarded senior management incentive plans will be distributed in accordance with the terms of said plans.

CERTAIN BUSINESS RELATIONSHIPS

  Mr. Patrick is Executive Vice President, Office of the Chairman of Merrill Lynch. In 1995, Merrill Lynch acted as Comdisco's agent in an established medium term note program and was an underwriter of Comdisco's senior note program. In addition, Merrill Lynch was a dealer for the sale of Comdisco's domestic commercial paper.

OTHER TRANSACTIONS

  During 1995, Comdisco made personal loans in an aggregate amount of $704,405,000 to Mr. Slevin. The loans are evidenced by a demand note bearing interest at the LIBOR rate plus 3/4% and secured by the mortgage of his personal residence. The largest aggregate amount of indebtedness outstanding
during the 1995 fiscal year was $            . As of December 1, 1995,
$             is currently outstanding.

  In fiscal 1995, the Company repurchased its common stock from the following Directors and Officers under its Stock Repurchase Program. In January 1995 the Company repurchased 1,100,000 shares of its common stock from the estate of Kenneth N. Pontikes. Nicholas K. Pontikes, Executive Vice President of the Company, is the executor of the estate. Based upon a fairness opinion from an investment banking firm, the shares were purchased at a 5% discount to the market price on the acquisition date. The aggregate purchase price was $25,993,000, or $23.63 per share. In April 1995 the Company repurchased 300,000 shares from William N. Pontikes at an aggregate purchase price of $8,220,000, or $27.40 per share. This transaction was done at a 5% discount to the market price on the acquisition date. The Company also repurchased 80,134 shares from Robert Bardagy in February 1995. These shares were purchased at the then closing price of the Company's shares on the New York Stock Exchange ($25.37 per share for an aggregate amount of $2,033,000). In May 1995 the Company repurchased 29,456 shares from Mr. Bardagy on the same basis ($29.00 per share for an aggregate amount of $854,224).

  Basil Twist received $92,502.28 in fiscal 1995 pursuant to the terms of the Comdisco Financial Services, Inc. Residual Incentive Compensation Plan dated as of January 19, 1976. Mr. Twist was an employee of the Company at the time he became a participant under this Plan. Participants under this Plan are entitled to share in the Company's residual value in certain non-computer capital equipment financings arranged by the Company. The amount of any future benefits under this Plan is not presently determinable.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934 requires Comdisco's officers and directors, and persons who own more than ten percent of a registered class of Comdisco's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Comdisco with copies of all Section 16(a) forms they file.

  Based solely on the Company's review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons during fiscal year 1995, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except as follows: Mr. Vosicky did not timely file a monthly report of one transaction, however he did report that transaction on Form 4 as soon as the omission was discovered.

                           COMPENSATION AND BENEFITS

EXECUTIVE OFFICER COMPENSATION
SUMMARY COMPENSATION TABLE

  The following table sets forth certain information with respect to compensation for services in all capacities paid by Comdisco and its subsidiaries for the past three years, to or on behalf of (i) Jack Slevin, President and Chief Executive Officer, and (ii) each of the four other most highly compensated executive officers of Comdisco serving at September 30, 1995.

                                                                     LONG-TERM COMPENSATION
                                                                 -------------------------------
                                      ANNUAL COMPENSATION               AWARDS          PAYOUTS
                               --------------------------------- ---------------------  -------
                                                                            SECURITIES   LONG-
                                                                 RESTRICTED UNDERLYING   TERM     ALL OTHER
   NAME AND PRINCIPAL                             OTHER ANNUAL     STOCK     OPTIONS   INCENTIVE COMPENSATION
        POSITION          YEAR  SALARY   BONUS   COMPENSATION(1)   AWARDS    (SHARES)   PAYOUTS     (1)(2)
   ------------------     ---- -------- -------- --------------- ---------- ---------- --------- ------------
Jack Slevin               1995 $        $             $                       88,653
President and CEO         1994  350,000  450,000       -0-          -0-      125,000      -0-         5,643
                          1993  150,000  650,000                    -0-          -0-      -0-
Alan J. Andreini          1995                                               141,270              37,318.12(3)
Executive Vice President  1994
                          1993
Robert A. Bardagy         1995                                                35,164
Executive Vice President  1994  350,000  509,000       -0-          -0-          -0-      -0-         5,643
                          1993  200,000  663,500                    -0-          -0-      -0-
Nicholas K. Pontikes      1995                                                45,538
Executive Vice President  1994  200,000  385,000       -0-          -0-       25,000      -0-         5,643
                          1993  137,500      -0-                    -0-          -0-      -0-
John J. Vosicky           1995                                                35,576
Executive Vice President
and                       1994  225,000  276,000       -0-          -0-          -0-      -0-         5,643
Chief Financial Officer   1993  150,000  300,000                    -0-          -0-      -0-

--------
(1) In accordance with the revised rules on executive officer and director compensation disclosure adopted by the Securities and Exchange Commission, amounts of Other Annual Compensation and All Other Compensation are excluded for Comdisco's 1993 fiscal year.
(2) Amounts of All Other Compensation are amounts contributed by Comdisco for fiscal 1995 and 1994 under Comdisco's Profit Sharing and Employee Stock Ownership Plans for the persons named above.
(3) During fiscal year 1995, Alan Andreini received this amount pursuant to the terms of the Comdisco Financial Services, Inc. Residual Incentive Compensation Plan as described in the Other Transactions section above.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth certain information with respect to grants of stock options made to named executive officers during the fiscal year ended September 30, 1995.

                                                                          POTENTIAL REALIZABLE VALUE
                                                                            AT ASSUMED ANNUAL RATES
                                                                          OF STOCK PRICE APPRECIATION
                                      INDIVIDUAL GRANTS                         FOR OPTION TERM
                      -------------------------------------------------- -----------------------------
                      NUMBER OF
                      SECURITIES
                      UNDERLYING  % OF TOTAL
                       OPTIONS/  OPTIONS/SARS EXERCISE GRANT
                         SARS     GRANTED TO  OR BASE   DATE
                       GRANTED   EMPLOYEES IN  PRICE   MARKET EXPIRATION
NAME                     (#)     FISCAL YEAR   ($/SH)  PRICE     DATE     0%       5%         10%
----                  ---------- ------------ -------- ------ ---------- ---------------- ------------
Jack Slevin             10,245        .7%      $20.50  $20.50  10/17/04  $   0 $  132,082 $    334,722
                        29,700       2.1%      $20.00  $20.00  09/30/04  $   0 $  364,296 $    917,987
                        18,466       1.3%      $29.75  $29.75  09/28/05  $   0 $  345,372 $    875,172
                        30,242       2.1%      $29.75  $29.75  09/28/05  $   0 $  565,620 $  1,433,280
Alan J. Andreini         5,415        .4%      $20.50  $20.50  10/17/04  $   0 $   69,812 $    176,917
                        45,000       3.1%      $20.00  $20.00  09/30/04  $   0 $  551,963 $  1,390,890
                        50,000       3.5%      $20.00  $20.00  12/12/04  $   0 $  628,895 $  1,593,742
                        10,613        .7%      $29.75  $29.75  09/28/05  $   0 $  198,496 $    502,989
                        30,242       2.1%      $29.75  $29.75  09/28/05  $   0 $  565,620 $  1,433,280
Robert A. Bardagy       10,245        .7%      $20.50  $20.50  10/17/04  $   0 $  132,082 $    334,722
                         9,000        .6%      $20.00  $20.00  09/30/04  $   0 $  110,393 $    278,178
                        15,919       1.1%      $29.75  $29.75  09/28/05  $   0 $  297,735 $    754,460
Nicholas K. Pontikes     4,829        .3%      $20.50  $20.50  10/17/04  $   0 $   62,257 $    157,772
                        18,000       1.2%      $20.00  $20.00  09/30/04  $   0 $  220,785 $    556,356
                        10,613        .7%      $29.75  $29.75  09/28/05  $   0 $  198,496 $    502,989
                        12,096        .8%      $29.75  $29.75  09/28/05  $   0 $  226,233 $    573,274
John J. Vosicky          5,415        .4%      $20.50  $20.50  10/17/04  $   0 $   69,812 $    176,917
                        13,500        .9%      $20.00  $20.00  09/30/04  $   0 $  165,589 $    417,267
                        10,613        .7%      $29.75  $29.75  09/28/04  $   0 $  198,496 $    502,989
                         6,048        .4%      $29.75  $29.75  09/28/04  $   0 $  113,117 $    286,637

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END VALUE

  The following table sets forth information with respect to the named executive officers in the Summary Compensation Table concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year. The figures used in the table set forth below reflect totals determined prior to the three-for-two stock split of the Common Stock of Comdisco announced by the Company's Board of Directors on November 7, 1995.

                                             TOTAL NUMBER OF SHARES        TOTAL VALUE OF
                         NUMBER OF           UNDERLYING UNEXERCISED   UNEXERCISED, IN-THE-MONEY
                          SHARES                 OPTIONS HELD AT      OPTIONS HELD AT SEPTEMBER
                         ACQUIRED              SEPTEMBER 30, 1995            30, 1995(1)
                            ON      VALUE   ------------------------- -------------------------
NAME                     EXERCISE  REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     --------- -------- ----------- ------------- ----------- -------------
Jack Slevin.............  14,542   $144,521   31,333       218,371     $347,744    $1,964,017
Alan J. Andreini........       0          0   30,262       168,295      283,078     1,391,757
Robert A. Bardagy.......       0          0   21,750        69,914      207,062       673,254
Nicholas K. Pontikes....       0          0    3,600        66,938       35,100       566,318
John J. Vosicky.........   6,300     87,444   62,025        69,426      665,244       663,676

--------
(1) Based on the closing price of the Common Stock on September 29, 1995, $29.75.

LONG TERM INCENTIVE PLAN ("LTIP") AWARDS

  The following table sets forth information with respect to the named executive officers concerning the grants of Performance Unit Awards under the Comdisco, Inc. 1992 Long-Term Stock Ownership Incentive Plan during the fiscal year ended September 30, 1995. The target performance objective is that Comdisco's Total Shareholder Return, as hereinafter defined, be ranked at or above the 60th percentile of the Total Shareholder Return of all companies in the S&P 500 for the period running from October 3, 1994 through September 30, 1997. The minimum performance objective is a 50th percentile ranking. If the actual ranking is less than the 50th percentile, then no compensation will be paid under these awards.

                                                      ESTIMATED FUTURE PAYOUTS
                                                                UNDER
                                                     NON-STOCK PRICE-BASED PLANS
                                                     ---------------------------
           (A)              (B)          (C)            (D)      (E)      (F)
-------------------------- ------ ------------------ --------- -------- --------
                                    PERFORMANCE OR
                           NUMBER OTHER PERIOD UNTIL
                             OF     MATURATION OR
NAME                       UNITS       PAYMENT       THRESHOLD  TARGET  MAXIMUM
----                       ------ ------------------ --------- -------- --------
Jack Slevin...............  288   September 30, 1997 $144,000  $288,000 $864,000
Alan J. Andreini..........  166   September 30, 1997 $ 83,000  $166,000 $498,000
Robert A. Bardagy.........  250   September 30, 1997 $125,000  $250,000 $750,000
Nicholas K. Pontikes......  166   September 30, 1997 $ 83,000  $166,000 $498,000
John J. Vosicky...........  166   September 30, 1997 $ 83,000  $166,000 $498,000

                         COMPENSATION COMMITTEE REPORT

ROLE OF THE COMMITTEE

  In 1993, the Board of Directors defined the scope of authority that would be delegated to the non-employee Directors who serve as members of the Compensation Committee. Overall direction was given to this Committee to review and approve the Company's compensation policies to ensure that executive officers are rewarded appropriately for their contributions to Comdisco's growth and profitability and to ensure that compensation policies support Comdisco's business objectives, organization structure, culture and stockholder interests. Specific direction was given to determine the compensation of the Chief Executive Officer and to review and approve the compensation of the executive officers of the Company.

COMPENSATION STRATEGY

  During fiscal year 1995, the Compensation Committee has continued to evaluate Comdisco's compensation plans in accordance with the Committee's previously announced objectives of linking compensation to profit measures and stockholder value. The senior management team continues to be compensated in the following manner as originally suggested by outside compensation consultants in 1994. The CEO and executive officers total compensation is comprised of the following components: (i) base salary, (ii) annual incentive (cash and stock options) based on Company pre-tax earnings objectives and
(iii) long term performance units based on Total shareholder return objectives. Each of the foregoing components was approximately one-third of the executive's total compensation. Thus over two-thirds of the executive's compensation is subject to both Company performance and stockholder returns.

TAX CONSIDERATIONS

  The Compensation Committee has continued to monitor legislation which was enacted in 1993 that precludes a publicly held corporation from taking a deduction for compensation in excess of $1 million paid to its chief executive officer and its four other highest paid executive officers. Certain qualified performance based compensation is exempt from this deduction limit. In order to attempt to meet the deductibility requirements, the Company is seeking stockholder approval of the 1995 Long-Term Stock Ownership Incentive Plan and approval of certain performance goals to be established for the award of Performance Units thereunder. Assuming the receipt of such approvals, it is expected that most, if not all, compensation paid to the executive officers will qualify as a tax deductible expense.

  Notwithstanding the foregoing, the Compensation Committee believes that the new tax law requirements may not always be consistent with sound executive compensation principles. To achieve full tax deductibility, the tax law requirements do not allow the flexibility or discretion to respond to changing market conditions, to utilize subjective performance factors or to reward extraordinary performance of an unforseen type. Therefore, the Compensation Committee reserves the right to approve nondeductible compensation based upon the circumstances at the time.

1995 CEO COMPENSATION

  Jack Slevin's compensation package for fiscal 1995 reflects the Committee's strategy of placing a majority of the compensation at risk subject to the attainment of pre-tax earnings goals and longer-term total stockholder return goals. The Company has an employment agreement with Mr. Slevin which provided for a base salary of $433,000 for fiscal 1995. Annual cash incentive compensation for Mr. Slevin was equal to 1% of Comdisco's 1995 fiscal year pre-tax earnings between $125 million and $170 million and 2% of pre-tax earnings in excess of $170 million. The Committee also approved a
discretionary annual cash incentive payment of $        based upon Mr.
Slevin's positive contributions during the last year. The amount of annual cash incentive payments can be found in the Summary Compensation Table. Mr. Slevin's employment agreement also provided for an annual stock option award which was contingent upon the attainment of pre-tax earnings objectives for fiscal 1995. In accordance with the terms of the award, Mr. Slevin received 88% of the award which equaled 18,466 option shares at $29.75 (the closing price of Comdisco's Common Stock on September 29, 1995). For the long term perspective, Mr. Slevin was granted 288 Performance Units under the Comdisco, Inc. 1992 Long-Term Stock Ownership Incentive Plan. The performance period and performance objectives are set forth in the Long-Term Incentive Plan ("LTIP") Awards section above. To further align Mr. Slevin's interests with the Company's stockholders, the Committee offered Mr. Slevin the right to forego cash compensation in exchange for stock options. Under this "Cash-to-Option Alternative" Mr. Slevin elected to forego $99,000 in cash compensation and in return received a stock option to acquire 29,700 shares at the closing price of Comdisco's Common Stock on the date such election was made ($29.75).

1995 EXECUTIVE OFFICER COMPENSATION

  During fiscal year 1995, the Company entered into incentive compensation agreements with certain of its executive officers. The agreements included the following elements: base salary; annual bonus based on the Company meeting its pre-tax earnings objectives; Performance Units to be paid if the Company meets 3 year total shareholder return goals; and stock options to be granted if the company met its annual pre-tax earnings objectives. The executive officers also participated in the "Cash-to-Option Alternative" under which they had the right to forego cash compensation in exchange for stock options.

  This report has been provided by C. Keith Hartley, Rick Kash, and Thomas H. Patrick, the members of the Compensation Committee.

PERFORMANCE GRAPH

  The following performance graph compares the performance of Comdisco's Common Stock for the last five fiscal years (October 1, 1990--September 30, 1995) to that of the Standard & Poor's 500 Stock Index and the Standard & Poor's Midcap 400 Index. The S&P Midcap 400 Index represents a comparison to companies with similar market capitalization. Comdisco is included in the S&P Midcap 400 Index. Comdisco's most similar peers are divisions or subsidiaries of large publicly-held companies, and therefore, the Company feels that the most appropriate comparison, at this time, is to publicly-held companies with similar market capitalizations.



                             [GRAPH APPEARS HERE]

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
            AMONG COMDISCO, INC., S&P 500 INDEX AND S&P MIDCAP 400


Measurement Period           COMDISCO,      S&P
(Fiscal Year Covered)        INC.           500 INDEX    S&P MIDCAP 400
-------------------          ----------     ---------    --------------
Measurement Pt-
 9/30/90                     $100           $100         $100
FYE  9/30/91                 $130           $131         $150
FYE  9/30/92                 $114           $146         $169
FYE  9/30/93                 $123           $165         $210
FYE  9/30/94                 $152           $171         $213
FYE  9/30/95                 $221           $222         $268


(1) Assumes $100 invested on September 30, 1990 in Comdisco Common Stock, S&P 500 Index and S&P Midcap 400 Index. Each of the three measures of cumulative total return assumes reinvestment of dividends.

(2) The S&P Midcap Index consists of the issuers with market capitalizations of $200 million to $5 billion.

                 1995 LONG-TERM STOCK OWNERSHIP INCENTIVE PLAN

  The Board of Directors, on September 27, 1995, adopted the 1995 Long-Term Stock Ownership Incentive Plan (the "Long Term Plan") subject to the approval by a majority of the Company's stockholders. The Long-Term Plan is similar to the 1992 Long-Term Stock Ownership Incentive Plan previously approved by a majority of the Company's stockholders. The Company's management believes that the Company's future success and profitability will depend to a great extent on its ability to continue to attract, retain and motivate highly qualified individuals and that an effective compensation policy for these individuals includes not only a competitive annual salary, but also long-term incentives linked to returns to stockholders and Company performance. The Company believes an important role is played by stock-based incentives in retaining the services of outstanding personnel and in encouraging such employees to have greater personal financial investment and stock ownership in the Company.

  The following is a summary of the principal provisions of the Long-Term Plan. Capitalized terms used in this summary which are not defined herein have the meanings ascribed to them in the Long-Term Plan. A copy of the Long-Term Plan will be available at the forthcoming Annual Meeting or in advance of the Annual Meeting to any stockholder to whom this Proxy Statement is furnished upon request to the Secretary of the Company.

PURPOSE. The primary purposes of the Long-Term Plan are to advance the Company's interests by encouraging and enabling key employees to acquire a larger personal financial interest in the Company and to provide a means by which employees can acquire and maintain ownership of Common Stock.

GENERAL INFORMATION. The Long-Term Plan provides for the granting of stock options, restricted stock awards, stock appreciation rights, performance units (payable in cash or stock) and stock bonuses (collectively, "Awards"). Such Awards, which will expire not more than 15 years after their respective Grant Dates, may be granted alone or in conjunction with one or more other Awards.

  Awards may be granted to any agent, director, employee (including officers) of the Company or of any of its domestic Subsidiaries, or to any agent, employee or officer or director of any of the Company's foreign Subsidiaries.
As of December 11, 1995, approximately        employees and twelve members of
the Board would be eligible to participate.

  On September 29, 1995, the Company granted non-qualified stock options ("Non-Qualified Options") for the purchase of a total of 109,821 shares of the Company's Common Stock under the Long-Term Plan. Such Awards were in the following amounts to the executive officers who are named in the Summary Compensation Table and who hold the positions stated therein:

                               NEW PLAN BENEFITS

      NAME AND POSITION                                   OPTION SHARES
      -----------------                          -------------------------------
      Jack Slevin, President and Chief
       Executive Officer.......................  (30,242 Non-Qualified Options);
      Alan J. Andreini, Executive Vice
       President...............................  (30,242 Non-Qualified Options);
      Robert A. Bardagy, Executive Vice
       President...............................  (-0- Non-Qualified Options);
      Nicholas K. Pontikes, Executive Vice
       President...............................  (12,096 Non-Qualified Options);
      John J. Vosicky, Executive Vice President
       and Chief Financial Officer.............  (6,048 Non-Qualified Options);

     all current executive officers of the Company (including those named in the Summary Compensation Table), as a group, 109,821 Non-Qualified Options; current directors who are not executive officers, as a group, -0- Non-Qualified Options, and employees who are not executive officers, as a group, 50,800 Non-Qualified Options.

  The recipients of the foregoing Awards may exercise each Non-Qualified Option for a price of $29.75. Twenty percent (20%) of each grant will vest on an annual basis over the next five (5) years. The Non-Qualified Options have a ten (10) year term and will expire on September 28, 2005.

  These Awards are subject to the approval of the Long-Term Plan by the Company's stockholders. The Company will consider the grant of other types of Awards under the Long-Term Plan in the future.

SCOPE OF THE LONG-TERM PLAN. The Long-Term Plan provides that 2,500,000 shares of the Company's Common Stock are reserved and may be issued for payment of Awards. If any Award expires or terminates without having been exercised in full or is forfeited, the shares of Common Stock associated with such expired or terminated Award shall become available for other Awards.

  The effective date of the Long-Term Plan was September 27, 1995, subject to approval of the Company's stockholders. On that date, 2,500,000 shares of Common Stock were available for issuance thereunder and, the closing price for the Common Stock on the New York Stock Exchange Composite Tape was $29.75. Common Stock issued under the Long-Term Plan may be either newly issued shares, shares purchased on the open market, treasury shares or any combination thereof. In addition, certain benefits under the Long-Term Plan may be payable in cash.

PLAN ADMINISTRATION. Except for certain duties and responsibilities expressly reserved by the Board of Directors or delegated to another committee pursuant to the terms of the Long-Term Plan, the Long-Term Plan will be administered by a committee that includes not less than two Board members (the "Committee"). Initially the Committee will be composed of Messrs. Hartley and Kash. These two individuals meet the requirements prescribed by Internal Revenue Code
Section 162(m) for membership on the Committee.

  Among other things, the Committee will have exclusive discretion (subject to the provisions of the Long-Term Plan): to select the persons to whom, and the times when, Awards are to be granted, as well as the type, size and terms of such Awards; within certain limits, to modify the terms of or replace any Award which has been granted; to interpret the Long-Term Plan and prescribe rules and regulations thereunder; to authorize foreign Subsidiaries to adopt stock incentive plans providing for the granting of Awards which will be treated as grants under the Long-Term Plan; and to accelerate the exercisability of, and to waive the restrictions and conditions applicable to, Awards and, subject to certain restrictions, to extend the time during which Awards may be exercised--but not beyond 15 years (ten years for Incentive Stock Options) after the Grant Date. The determinations of the Committee shall be conclusive and final. No Committee member will be liable for any action or determination made in good faith.

AWARDS:

RESTRICTED STOCK. Shares of Common Stock may be awarded to eligible individuals by the Committee as Restricted Stock. Restricted Stock consists of shares of the Common Stock of the Company, which at the time of grant are issued for the benefit of the grantee to whom the grant is made and who may or may not be required to pay consideration therefor. Such grantee has all the rights of the stockholder in relation to the Restricted Stock (including the right to receive dividends), except that during the designated Restricted Period, the grantee is not entitled to delivery of a stock certificate and such Restricted Stock cannot be transferred or encumbered. At the end of the applicable Restricted Period, the grantee receives shares of freely transferable Common Stock equal in number to the number of shares of Restricted Stock granted. At the Committee's option, restricted stock may be made subject to forfeiture upon termination of employment if the Company or the grantee fails to meet specified performance goals (if any) or upon failure to satisfy such other restrictions as the Committee may specify (if any). Generally, Restricted Stock will not become non-forfeitable before the first anniversary of its Grant Date. Restricted Stock may be granted for, and outstanding during, a performance period established in relation to such Restricted Stock of no less than one nor more than 10 consecutive fiscal years. The number of shares of Restricted Stock actually payable at the end of the applicable performance period will depend on the extent to which performance objectives have been met. The Committee may also establish a Restricted Period applicable to Restricted Stock, which would begin at the end of the performance period. The Long-Term Plan allows the Committee to determine that Restricted Stock will remain in the physical custody of the Secretary of the Company, as escrow holder, until such shares become nonforfeitable and until the end of any Restricted Period.

  The Committee may specify the price, if any, to be paid by the grantee for Restricted Stock. Such amount shall be paid in cash or the Committee may allow the grantee to defer payment, on such terms as it may determine, or may cause the Company to guarantee all or a portion of a loan to the grantee in an amount equal to the purchase price of the Restricted Stock. If a share of Restricted Stock is forfeited and if the grantee paid an amount for such share or acquired such share by Option exercise, upon forfeiture the Company shall pay the grantee the lesser of: (a) the amount paid or the Option Price, as the case may be, or (b) the Fair Market Value of a share of Common Stock on the date of forfeiture.

  If a grantee's employment is terminated by death or permanent disability, any Restricted Stock held by the grantee will become non-forfeitable. If a grantee's employment is terminated for any other reason, the grantee's Restricted Stock, to the extent forfeitable on that date, will be forfeited.

PERFORMANCE UNITS. Before the grant of any Performance Unit, the Committee will establish performance objectives and designate a period (the "Performance Period") of not less than one year nor more than ten years for the measurement of the attainment of such goals. The value of a Performance Unit ("Unit Value") will be established by the Committee and may be a fixed dollar amount, fixed number of shares of Common Stock, or an amount which varies from time to time in relation to the Fair Market Value of a share of Common Stock plus, at the Committee's option, dividends on Common Stock. The benefit realized by the grantee upon exercise of a Performance Unit will be the Unit Value multiplied by the Performance Percentage established by the Committee for each level of attainment of the established performance goals during the Performance Period. The number of shares actually payable under a Performance Unit at the end of the applicable Performance Period will depend on the extent to which performance objectives have been met. Performance objectives may be based on earnings per share, net income, return on stockholders' equity, and/or any other measure of performance which the Committee deems appropriate. The Committee may also establish a Restricted Period applicable to shares to be issued under a Performance Unit. In the event of changes in economic, competitive or regulatory conditions, or in accounting principles, or if acquisitions, dispositions or other extraordinary events so warrant, the Committee may, in its discretion, modify performance objectives (or adjust the way in which they are measured) or shorten any Performance Period or Restricted Period.

  Performance Units may be granted alone or in conjunction with other Awards. If awarded in conjunction with another Award, the number of Performance Units will be reduced to the extent that the related Award is exercised by, paid to or otherwise received by the grantee.

  If a grantee is promoted, demoted or transferred during a Performance Period, the Committee may, in its discretion, modify or eliminate the applicable performance goals of the Performance Period or make a cash payment to the grantee, calculated as described in the Long-Term Plan.

  Generally, a Performance Unit becomes exercisable on the later of the first anniversary of its Grant Date or the first day after the end of the applicable Performance Period and, if not issued in conjunction with another Award, is deemed exercised on the date it first become exercisable. A Performance Unit related to another Award may be exercised by giving notice to the Company and, unless otherwise provided in the applicable Award agreement, the related Award will be cancelled.

  If a grantee's employment is terminated for cause, any unexercised Performance Units will terminate. If a grantee's employment is terminated by death or permanent disability, any unexercised Performance Units (to the extent exercisable on the date of death or disability) may be exercised, in whole or in part, within five months after such death or disability. If a grantee terminates employment for any other reason, any unexercised Performance Units shall become non-forfeitable and may be exercised to the extent determined by the Committee in its sole discretion.

STOCK OPTIONS. The Long-Term Plan provides both for Incentive Stock Options ("ISOs") specifically tailored to the provisions of the Internal Revenue Code of 1986 (the "Code") and for Options not qualifying as ISOs ("Non-Qualified Options"), each of which may (but need not) be granted in conjunction with other Awards.

  Pursuant to the Long-Term Plan, the Committee will determine the exercise price to be paid by a grantee (the "Option Price") for each share issued in connection with an ISO or a Non-Qualified Option (collectively referred to as "Options"). The Option Price cannot be less than 100% of the Fair Market Value of the Common Stock on the Grant Date. Payment of the Option Price may be made in cash, through the exchange of Common Stock held by the grantee for at least six months, through a broker-assisted exercise or, with the approval of the Committee, through the exchange of Restricted Stock held by the grantee for at least six months. The Committee may allow a grantee to defer payment of the exercise price, on terms the Committee may determine, or may cause the Company to guarantee all or a portion of a loan to the grantee in an amount equal to the Option Price.

  The Committee will determine when an Option may be exercised, which will be no more than 15 years after the Grant Date (ten years in the case of ISOs), and the manner in which each Option will become exercisable. Generally, Options are not exercisable less than one year after their respective Grant Dates. The Committee may, in its discretion, direct that shares issued upon exercise of Options will be restricted and non-transferable.

  If a grantee dies or become permanently disabled, any unexercised Options (to the extent exercisable on the date of death or disability) may be exercised, in whole or in part, within five months after such death or disability. At retirement on or after age 60, a grantee may, not later than the thirtieth day following retirement, exercise any unexercised Options which are exercisable at the time of retirement. If a grantee's employment is terminated for cause, any unexercised Options shall terminate. In any other circumstance, a grantee's unexercised Options (to the extent exercisable on date of grantee's termination of employment) may be exercised, in whole or in part, not later than the thirtieth day following such termination.

STOCK APPRECIATION RIGHTS. A stock appreciation right ("SAR") may be granted alone or in conjunction with another Award granted on or before the Grant Date of the corresponding SAR. A SAR is exercisable only on or after the first anniversary of its Grant Date and otherwise on conditions established by the Committee. A SAR related to another Award generally terminates upon the expiration, termination, forfeiture or exercise of the related Award (or, in the case of a related Restricted Stock Award, when such Award becomes non-forfeitable), and is exercisable only to the extent that such other Award is exercisable and on such other conditions as may be established by the Committee.

  Upon exercise of a SAR, the grantee must surrender the SAR and any related Award (which will thereupon be terminated) and will receive in exchange cash or, in the discretion of the Committee, Common Stock equal in value to the excess of the Fair Market Value of a share of Common Stock on the date the SAR is exercised over the Fair Market Value of Common Stock on the date the SAR is exercised over the Fair Market Value of a share of Common Stock on the date the SAR was granted or, if the SAR is related to an Option, the Option Price. At the time of grant, the Committee may place a limitation on the amount payable upon exercise of a SAR.

  If a grantee's employment is terminated for cause, any unexercised SARs will terminate. If a grantee dies or becomes permanently disabled, any unexercised SARs (to the extent exercisable on the date of death or disability) may be exercised within five months after such death or disability. At retirement on or after age 60, a grantee may, not later than the thirtieth day following retirement, exercise any unexercised SARs that are not related to Restricted Stock or Performance Units and that are exercisable at the time of retirement. Upon termination of employment in any other circumstance, a grantee may exercise any unexercised SARs (other than SARs related to restricted stock or a performance unit) not later than the thirtieth day following termination of employment. In each case, SARs cannot be exercised more than 15 years after their respective Grant Dates (ten years in the case of SARs associated with ISOs). SARs related to Restricted Stock are forfeited upon termination (other than for death or disability) to the extent that the related-to Performance Units become non-forfeitable and exercisable upon termination (other than upon death or disability) to the extent determined by the Committee.

STOCK BONUSES. The Committee is authorized, in its discretion, to grant shares of Common Stock (or other Awards payable in, or valued by reference to, shares of Common Stock) as stock bonuses or incentives to eligible employees, which will not include executive officers.

AMENDMENT AND TERMINATION. The Long-Term Plan will terminate on the tenth anniversary of its effective date. The Board of Directors may before that time terminate the Long-Term Plan and may amend or modify the Long-Term Plan without stockholder approval, except as may be advisable for purposes of compliance with federal securities laws or listing requirements of a national securities exchange or to permit continued grant of ISOs under the Code. Termination of the Long-Term Plan will not affect any Awards then outstanding.

ESTIMATE OF BENEFITS. It is impossible to determine the amount of Awards that will be received by any of the grantees since the grant of Awards is within the discretion of the Committee. Information regarding Awards to the Company's Chief Executive Officer and the other four most highly compensated Executive
Officers is provided on page    under the section entitled "Option Grants in
Last Fiscal Year". In fiscal year 1995, 102,821 options were granted to Executive Officers as a group under the Long-Term Plan. No Awards were made under the Long-Term Plan to Directors who are not Executive Officers or to any employees that are not Executive Officers.

OTHER TERMS AND CONDITIONS. For purposes of the Long-Term Plan, the "Fair Market Value" of Common Stock is the closing price of the Common Stock as reported on the New York Stock Exchange Composite Tape.

  In order to comply with Code Section 162(m), the Long-Term Plan provides that the maximum Award payable to any participant during any one-year period will be 200,000 shares of Common Stock, subject to adjustments for stock splits and other events described in the Long-Term Plan.

  Awards granted under the Long-Term Plan will be evidenced by agreements consistent with the Plan in such form as the Committee may prescribe. Neither the Long-Term Plan nor such Award Agreements confer any right to continued employment upon any grantee.

  Awards (other than shares of Restricted Stock) are generally non-transferable other than by will or the laws of descent and distribution and may be exercised, during a grantee's lifetime, only by the grantee. The Committee may grant transferable Awards under limited circumstances for estate planning purposes. Restricted Stock is non-transferable until it becomes non-forfeitable.

  Adjustments in the amount of Awards issuable under the Long-Term Plan and in any Awards outstanding may be made in order to preserve the benefits or potential benefits intended to be made available to participants, in the event of merger, consolidation, reorganization, the sale of all or substantially all the assets of the Company, recapitalization, reclassification, stock splits, stock dividends or similar events.

  The holder of an Award will have no rights as a stockholder with respect to any shares of Common Stock covered by such Award until the date such stock is delivered to such holder. Subject to any restrictions contained in the Award, the privileges of stock ownership will exist with respect to Restricted Stock or shares issued pursuant to a Performance Unit but subject to a Restricted Period, even if such stock is being held in custody by the Company.

  The Company may make such provisions as it deems appropriate to withhold any taxes due in connection with any Award and may require the grantee to satisfy any relevant tax requirements before authorizing any issuance of shares to a grantee. Grantees may elect, subject to Committee approval, to have shares of Common Stock otherwise issuable to them withheld to satisfy federal, state and local withholding tax liability with respect to the exercise of Awards in the year such exercise becomes taxable.

  The Long-Term Plan provides that no Option, SAR or Performance Unit granted to an employee subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") may be exercised before six months after the Grant Date unless the employee dies or becomes incompetent before the expiration of the six-month period.

  In the event of a Change in Control (as defined below), (i) all Options and SARs will become fully exercisable and vested, (ii) all restrictions with respect to Restricted Stock will lapse and such shares will be fully vested and nonforfeitable, and (iii) with respect to Performance Unit Awards, all outstanding Performance Periods will be deemed completed, the maximum level of performance will be deemed to have been attained, all applicable Restricted Periods will lapse and a pro rata portion of each outstanding Award will become payable in cash.

  A Change in Control is deemed to have occurred if (i) any person becomes the beneficial owner of 50% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities; (ii) a change in the composition of the Board such that the individuals who constituted the Board as of September 30, 1995 cease to constitute a majority thereof; (iii) the stockholders approve a merger or consolidation with any other corporation, subject to certain exceptions; or
(iv) the stockholders approve a plan of liquidation of the Company or an agreement for the sale of substantially all its assets.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS. The following is a brief description of the principal United States federal income tax consequences related to Options granted under the Long-Term Plan.

NON-QUALIFIED OPTIONS. In general: (a) a grantee will not be subject to tax at the time a Non-Qualified Option is granted; (b) an amount equal to the difference between the Option Price and the Fair Market Value of the shares acquired on the date of exercise will be included in the grantee's ordinary income in the taxable year in which the Non-Qualified Option is exercised; (c) the Company will be entitled to deduct such amount in the taxable year in which such grantee includes such amount in income; and (d) upon disposition of shares acquired upon exercise, appreciation or depreciation after the date of exercise will be treated as either capital gain or capital loss.

  Where an Option provides for issuance of stock subject to restriction on transfer, the grantee receiving such Restricted Stock upon exercise will not recognize income for tax purposes until the restriction lapses. In these situations, the grantee will have taxable income upon the lapse of the restriction equal to the amount by which the Fair Market Value of the shares at the time the restriction lapses exceeds the Option Price. Proceeds from the sale of stock sold after the restricted period will be taxable as a capital gain or capital loss, depending upon the amount by which the sale price exceeds or is less than the Fair Market Value of the stock at the end of the Restricted Period.

  Alternatively, a grantee who receives stock subject to restrictions on transfer can elect to recognize income immediately upon exercise of the Option, in which case taxable income is generally determined at the time of Option exercise and the time of the sale of the stock as explained in the first paragraph of this section. However, if a grantee who has elected to recognize income immediately upon exercise of Options for Restricted Stock subsequently sells the stock to the Company as required by the terms of the restriction, any loss on the sale will be limited to the amount (if any) by which the Option Price exceeds the amount paid by the Company on such sale.

  Generally, the Company will be entitled to a tax deduction in the amount of the ordinary income realized by the employee in the year the Option is exercised or the restriction lapses, whichever is applicable.

  If the grantee pays the Option Price, in whole or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. Upon such exchange, no gain or loss is recognized upon delivery of the previously acquired shares to the Company, and the shares received by the grantee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period for capital gain purposes as the previously acquired shares. Shares received by the grantee in excess of the number of previously acquired shares will have a basis equal to the Fair Market Value of such additional shares as of the date ordinary income equal to such Fair Market Value is realized and a holding period which commences as of such date.

INCENTIVE STOCK OPTIONS. In general, a grantee will not be subject to tax at the time an ISO is granted or exercised. However, the excess of the Fair Market Value of the shares received upon exercise of the ISO over the Option Price is potentially subject to the alternative minimum tax. Upon disposition of the shares acquired upon exercise of an ISO, capital gain or capital loss will be recognized in an amount equal to the difference between the sale price and the Option Price, provided that the grantee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise and further provided that the grantee has been employed by the Company at all times from the Grant Date until the date of exercise (one year in the case of permanent disability). If the grantee disposes of the shares without satisfying both the holding period and employment requirements (a "Disqualifying Disposition"), the grantee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the Option Price and the lesser of the Fair Market Value of the shares on the date the ISO is exercised or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a capital gain or capital loss.

  If the grantee pays the Option Price, in whole or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. Upon such exchange, and except for Disqualifying Dispositions, no gain or loss is recognized upon the delivery of the previously acquired shares to the Company, and the shares received by the grantee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period for capital gain or capital loss purposes as the previously acquired shares. Shares received by the grantee in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the shares are issued to the grantee upon exercise of the ISO. If such an exercise is effected using shares previously acquired through the exercise of an ISO, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred. The Company is not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the grantee recognized ordinary income in a Disqualifying Disposition.

SECTION 162(M). Subject to certain exceptions, Section 162(m) of the Code places a $1 million annual limit on a company's tax deduction for compensation paid to a "covered employee". A "covered employee" is defined as the company's chief executive officer and the other four highest paid officers named in its proxy statement. Compensation in excess of $1 million will, however, continue to be tax deductible by the company if such compensation satisfies the applicable requirements for the "performance-based compensation" exception ("Performance Exception").

  The Long-Term Plan incorporates the requirements for the Performance Exception that are applicable to its stock option and stock appreciation right features and, where appropriate, it is expected that the Committee will administer the Long-Term Plan in order to satisfy any other requirements for the Performance Exception. It is anticipated that the Company will be able to maximize the tax deductibility of the compensation attributable to Non-Qualified Options. Compensation received by a covered employee which is attributable to the other Award features contained in the Long-Term Plan may qualify for the Performance Exception as long as additional requirements are satisfied, including the proper establishment of performance goals, shareholder approval of these goals and certification by the Committee that the goals have been attained. However, Awards may be made under the Long-Term Plan that do not satisfy the Performance Exception criteria, and therefore there can be no assurance that all Awards will be fully deductible by the Company.

            PERFORMANCE GOAL APPLICABLE TO PERFORMANCE UNIT GRANTS

  The Company is seeking stockholder approval of the initial performance goal criterion that the Committee of the 1995 Long-Term Stock Ownership Plan intends to use in connection with future grants of Performance Units under the Long-Term Plan. This approval is being sought in an attempt to have the Performance Unit Awards meet the requirements of "qualified performance based compensation" under Section 162(m) of the Code.

  Performance Units, as described in the previous section, may be granted to any employee (including officers), Director or agent of the Company or any of its domestic Subsidiaries.

  The performance goal will be met for a given Performance Period if the Company's "Total Shareholder Return" (as defined below) is ranked at or above the 50th percentile of the Total Shareholder Return of all companies in the S&P 500. Total Shareholder Return is defined as the sum of the stock price appreciation plus dividends (reinvested) through the Performance Period.

  The cash compensation to be paid to each grantee in the event that the performance goal is attained will be determined by multiplying the Performance Percentage (based on the applicable Total Shareholder Return ranking) times the Target Unit Value of $500 times the number of Performance Units granted.

                       PROPOSAL 1--ELECTION OF DIRECTORS

  Three directors are to be elected at the meeting for three year terms ending at the 1999 Annual Meeting. Edward H. Fiedler, Jr., Basil R. Twist, Jr., and John J. Vosicky, all of whom are presently directors of the Company and have been nominated by the Board of Directors for election at this Annual Meeting. The accompanying proxy will be voted for the Board of Directors' nominees, except where the authority to so vote is withheld.

  The nominees for Director will be elected if they receive the affirmative vote of a plurality of all votes entitled to be cast at the Annual Meeting.

  The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. If any nominee becomes unavailable for election, those shares voted for such nominee will be voted for the election of a substitute nominee selected by the persons named in the enclosed proxy.

  The Board of Directors favors a vote "FOR" each of the nominees.

                    PROPOSAL 2--APPROVAL OF 1995 LONG-TERM
                        STOCK OWNERSHIP INCENTIVE PLAN

  As stated above, the Company is seeking stockholder approval of the 1995 Long-Term Stock Ownership Incentive Plan which was previously approved by the Board of Directors.

  The Plan will be approved if it receives the affirmative vote of a majority of all votes entitled to be cast at the Annual Meeting.

  The Board of Directors believes that the adoption of the Long-Term Plan is advisable both to increase the share authorization for stock-based plans and to provide the Company with greater flexibility with respect to employee incentives. The Board of Directors favors a vote "FOR" the approval of the Long-Term Plan.

              PROPOSAL 3--APPROVAL OF PERFORMANCE GOAL CRITERION

  The Company is seeking stockholder approval of the performance goal criterion, as described above, in order to attempt to meet certain Internal Revenue Code requirements for tax deductions by the Company.

  The performance goal criterion will be approved if it receives the affirmative vote of a majority of all votes entitled to be cast at the Annual Meeting.

  The Board of Directors believes that the approval of the performance goals is in the best interests of the Company's stockholders and favors a vote "FOR" the approval of this proposal.

                      PROPOSAL 4--APPOINTMENT OF AUDITORS

  The Board of Directors has approved the appointment of KPMG Peat Marwick LLP, independent certified public accountants, as auditors, to audit the financial statements of Comdisco for the current fiscal year and to perform other accounting services, as appropriate. KPMG Peat Marwick LLP has audited the financial statements of Comdisco since 1971. The ratification of the appointment of KPMG Peat Marwick LLP is being submitted to the stockholders at the Annual Meeting of Stockholders. The Board of Directors favors a vote "FOR" the appointment of KPMG Peat Marwick LLP. If such appointment is not ratified, the Board of Directors will consider the appointment of other auditors.

  Comdisco has been advised by KPMG Peat Marwick LLP that representatives of the firm will be present at the Annual Meeting of Stockholders. Such representatives will have the opportunity to respond to appropriate questions and make a statement if they desire to do so.

                          1996 STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders must be received by Comdisco, in writing, no later than August 23, 1996, in order to be considered for inclusion in the Proxy Statement and Proxy form for the Comdisco 1997 Annual Meeting of Stockholders. Any proposal should be sent to the attention of the Secretary of Comdisco at 6111 N. River Road, Rosemont, Illinois 60018.

  The foregoing Notice, Proxy Statement and Proxy are sent by order of the Board of Directors.

                                          Philip A. Hewes
                                          Secretary

December 22, 1995

                                COMDISCO, INC.
                 1995 LONG-TERM STOCK OWNERSHIP INCENTIVE PLAN


     THE PLAN. Comdisco, Inc., a Delaware corporation (the "Company"), hereby establishes the Comdisco, Inc. 1995 Long-Term Stock Ownership Incentive Plan as set forth herein and as may from time to time be amended (the "Plan"), effective September 27, 1995 subject to the approval by a majority of the Stockholders at the first annual meeting of stockholders held after the effective date.

     1. PURPOSE. The purposes of the Plan are to encourage selected employees, agents and Directors of the Company and its Subsidiaries who are capable of having an impact on the performance of the Company (as defined below) to acquire a long term proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity (thus enhancing the value of the Company for the benefit of its stockholders), and to enhance the ability of the Company and its Subsidiaries to attract and retain qualified individuals upon whom the sustained progress, growth, and profitability of the Company depend.

     2. DEFINITIONS. As used in the Plan, terms defined immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the 1934 Act.

          (b) "Award" means options, shares of Restricted Stock, Stock Appreciation Rights, Performance Units, or Stock Bonuses granted under the Plan.

          (c)  "Award Agreement" has the meaning specified in Section 4(c)(v).

          (d)  "Board" means the Board of Directors of the Company.

          (e) "Cause" includes termination based on the commission of any act or acts involving dishonesty, fraud, illegality or moral turpitude.

          (f) "Code" means the Internal Revenue Code of 1986, as amended. References to a particular section of the Code shall include references to successor provisions.

          (g) "Committee" means the committee of the Board appointed pursuant to Section 4.

          (h) "Company" has the meaning set forth in the introductory paragraph.

          (i) "Disability" means, as relates to the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of
Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration exceeding one year.

          (j) "Dividend Equivalents" means cash amounts, with respect to Performance Units held by a Grantee equal to and paid in the same manner at the same time, and in the same amount paid as a dividend and share of Stock to the extent the Committee so provides.

          (k) "Effective Date" means September 27, 1995 provided that the Plan and any Awards granted prior to the 1996 annual meeting of the Company's stockholders are subject to approval of the Plan by the stockholders at such annual meeting.

          (l) "Fair Market Value" of any security of the Company means, as of any applicable date, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale.

          (m) "Grant Date" means the date on which an Award shall be duly granted, as determined in accordance with Section 6(a)(i).

          (n)  "Grantee" means an individual who has been granted an Award.

          (o) "Including" or "includes" means "including, without limitation," or "includes, without limitation."

          (p)  "Performance Period" has the meaning specified in
 Section 6(f)(i)(B).

          (q) "1934 Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the 1934 Act shall include references to successor provisions.

          (r) "Option Price" means the per share purchase price of Stock subject to an option.

          (s)  "Performance Percentage" has the meaning specified in
Section 6(f)(i)(c).

          (t)  "Plan" has the meaning set forth in the introductory paragraph.

          (u) "Restricted Period" shall mean (i) in relation to shares of Stock receivable in payment for Performance Units, the period beginning at the end of the applicable performance period during which restrictions on the transferability of such shares of Stock are in effect; and (ii) in relation to Restricted Stock, the period, beginning with the first day of the month in which Restricted Stock is granted, during which restrictions on the transferability of the Restricted Stock are in effect.

          (v) "Retirement" means a termination of employment with the Company and its Subsidiaries any time after attaining age 60.

          (w)  "SEC" means the Securities and Exchange Commission.

          (x) "Section 16 Grantee" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

          (y)  "Stock" means the common stock of the Company, $0.10 par value.

          (z) "Subsidiary" means (i) with respect to Incentive Stock Options, a corporation as defined in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition, and (ii) for all other purposes any entity in which the Company directly or through intervening subsidiaries owns at least a majority interest of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, at least a majority in the capital and profits.

          (aa) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     3.  SCOPE OF THE PLAN.

          (a) Two million five hundred thousand (2,500,000) shares of Stock are hereby made available and reserved for delivery on account of the exercise of Awards and payment of benefits in connection with Awards.

     Such shares may be treasury shares, newly issued shares, or shares purchased on the open market (including private purchases) in accordance with applicable securities laws, or any combination of the foregoing, as may be determined from time to time by the Board or the Committee.

          (b) Subject to adjustment as provided in Section 24, the maximum number of shares of Stock for which Awards may be granted to any Grantee in any one-year period shall not exceed two hundred thousand (200,000).

          (c) To the extent an Award shall expire or terminate for any reason without having been exercised in full (including a cancellation and re-grant of an option pursuant to Section 17), or shall be forfeited, without, in either case, the Grantee having enjoyed any of the benefits of Stock ownership (other than voting rights or dividends that are also forfeited), the shares of Stock (including Restricted Stock) associated with such Award shall become available for other Awards.

          (d)  For purposes of this Section 3,

          (i) if an Award (other than a Dividend Equivalent) is denominated in shares of Stock, the number of shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of shares of Stock available for granting Awards under the Plan; and

          (ii) all outstanding shares of Stock issued under the Plan, even if the Stock is subject to restrictions, shall be counted on the date of grant of any Award against the aggregate number of shares of Stock available for granting Awards under the Plan; and

          (iii) the shares of Stock underlying outstanding options, Stock Appreciation Rights ("SARs"), and similar Awards shall be counted while the award is outstanding against the aggregate number of shares of Stock available for granting Awards under the Plan;

          (iv) where SARs are exercised for cash, the shares of Stock subject to such SARs shall become available for other Awards;

          (v) in the event of a stock-for-stock exercise of an option, the gross number of shares of Stock subject to the option exercised, not the net number of shares actually issued upon exercise shall be counted against the aggregate number of shares of Stock available for granting Awards under the Plan.

     4. ADMINISTRATION. (a) Subject to Section 4(b), the Plan shall be administered by a committee ("Committee") which shall consist of not less than two persons who are directors of the Company. Membership on the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions in Stock pursuant to the Plan to be exempt from liability under
Section 16(b) of the 1934 Act pursuant to Rule 16b-3 thereunder.

          (b) The Board may, in its discretion, reserve to itself or delegate to another committee of the Board, any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of two or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated to such other committee the authority and responsibility of the Committee, all references to the Committee in the Plan shall be to the Board or such other committee.

          (c) The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

          (i)  to grant Awards;

          (ii) to determine (A) when Awards may be granted, and (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with or alternatively to such other specific Awards;

          (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

          (iv) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules with respect to the exercisability and non-forfeitability of Awards upon the termination of employment of a Grantee;

          (v) to determine the terms and provisions and any restrictions or conditions (including specifying such performance criteria as the Committee deems appropriate, and imposing restrictions with respect to Stock acquired upon exercise of an option, which restrictions may continue beyond the

     Grantee's termination of employment) of the written agreements by which all Awards shall be evidenced ("Award Agreements") which need not be identical and, with the consent of the Grantee where required by contract law, to modify any such Award Agreement at any time;

          (vi) to impose, incidental to an Award, conditions with respect to competitive employment or other activities, to the extent such conditions do not conflict with the Plan;

          (vii) to grant Awards under which the Grantee is entitled to receive payments equivalent to dividends or interest ("Dividend Equivalents") with respect to a number of shares of Stock determined by the Committee, and the Committee may provide that such amount (if any) shall be deemed to have been reinvested in additional shares of Stock or otherwise reinvested;

          (viii) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

          (ix) to authorize foreign Subsidiaries to adopt plans as provided in Section 16;

          (x) to delegate its duties and responsibilities under the Plan and with respect to such foreign Subsidiary plans, except its duties and responsibilities with respect to Section 16 Grantees, and (A) the acts of such delegates shall be treated hereunder as acts of the Committee, and (B) such delegates shall report to the Committee regarding the delegated duties and responsibilities;

          (xi) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award, or any group of Awards for any reason;

          (xii) subject to Section 6(a)(ii), to extend the time during which any Award or group of Awards may be exercised;

          (xiii) to make such adjustments or modifications to awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan;

          (xiv) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee;

          (xv) to certify attainment of any performance criteria to which Awards are subject, if any.

     The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

     5. ELIGIBILITY. Awards may be granted to any agent, director, employee (including any officer) of the Company or any of its domestic Subsidiaries, or any agent, employee, officer or director of any of the Company's foreign Subsidiaries provided however that Incentive Stock Option awards may not be granted to any person who is not an employee of the Company or a domestic or foreign Subsidiary (as defined in Section 2(Z)(i) of the Plan) on the date of the grant. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

     6.  CONDITIONS TO GRANTS.  (a)  General Conditions:

          (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee;

          (ii) The term of each Award (subject to Section 6(c) with respect to Incentive Stock Options) shall be a period of not more than 15 years from the Grant Date, and shall be subject to earlier termination as herein provided;

          (iii) A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

          (b) Grant of Options and Option Price. No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. Subject to Section 6(c) hereof, the Option Price of an option shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. Such price shall be subject to adjustment as provided in Section 24. The Award Agreement may provide that the option shall be exercisable for Restricted Stock.

          (c) Grant of Incentive Stock Options. At the time of the grant of any option, the Committee may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "Incentive Stock Option" under the requirements of Section 422 of the Code. The Option Price of any option designated as an "Incentive Stock Option" shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. Any option designated as an Incentive Stock Option:

          (i) shall only be granted to individuals who are employed by the Company or any of its Subsidiaries on the Grant Date;

          (ii) shall not be granted to a 10% Owner unless the Option Price is at least 110% of the Fair Market Value of the Stock subject to such option on the Grant Date and shall be exercisable for a period of not more than five (5) years from the Grant Date;

               (iii) except as provided in (ii) above, shall be exercisable for a period of not more than 10 years from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

               (iv) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of Stock with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of
     Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

               (v) shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to all Incentive Stock Options previously granted under the Plan and any Other Plans ("Prior Grants") and any Incentive Stock Options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

               (A) the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would, when added to any portions of any Prior Grants, be exercisable for the first time by the Grantee during such calendar year with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Dates for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

               (B) viewed as of the date of the Current Grant, if any portion of a Current Grant could not be exercised under the provisions of the immediately preceding sentence during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

          (vi) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

          (vii) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition; and

          (viii) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised during the Grantee's lifetime only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his/her Incentive Stock Option after the Grantee's death.

     Notwithstanding the foregoing and Section 4(c)(v), the Committee may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an Incentive Stock Option), take any action necessary to prevent such option from being treated as an Incentive Stock Option.

          (d) Grant of Shares of Restricted Stock.

          (i) The Committee may, in its discretion, grant shares of Restricted Stock to any individual eligible under Section 5 to receive Awards.

          (ii) The Committee shall, in its discretion, determine the amount, if any, that a Grantee shall pay for shares of Restricted Stock. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. If any such cash consideration is required, payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 days after the Grant Date for such shares. In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 10.

          (iii) The Committee may, but need not, provide that all or any portion of a Grantee's Award of Restricted Stock, or Restricted Stock acquired upon exercise of an option shall be forfeited:

               (A) except as otherwise specified in the Award Agreement, upon the Grantee's termination of employment for any reason specified in the Award Agreement within a specified time period after the Grant Date, or

               (B) if the Company or the Grantee does not achieve specified performance objectives (if any) within a specified time period after the Grant Date and before the Grantee's termination of employment, or

               (C) upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement; provided that, subject to Sections 4(c)(xi) and 14, in no case shall such Award become nonforfeitable before the first anniversary of the Grant Date.

          (iv) If a share of Restricted Stock is forfeited, then (A) if the Grantee was required to pay for such share or acquired such Restricted Stock upon the exercise of an option, the Grantee shall be deemed to have resold such share of Restricted Stock to the Company at the lesser of (1) the amount paid or, if the Restricted Stock was acquired on exercise of an option, the Option Price paid by the Grantee for such share of Restricted Stock, or (2) the Fair Market Value of a share of Stock on the date of such forfeiture; (B) the Company shall pay to the Grantee the amount determined under clause (A) of this sentence as soon as is administratively practical; and (C) such share of Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the later of the date the event causing the forfeiture occurred or the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee.

          (v) The Committee may provide that any share of Restricted Stock shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until the expiration of the Restricted Period and/or such shares become nonforfeitable or are forfeited. Any share of Restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan and the

     Award Agreement. If any shares of Restricted Stock become nonforfeitable, and any applicable Restricted Period has ended, the Company shall cause certificates for such shares to be issued or reissued without such legend.

          (vi) The Committee may provide one or more Restricted Periods applicable to Restricted Stock, at its discretion. Such Restricted Period shall be measured from the first day of the month in which Restricted Stock is granted with respect to such Restricted Period.

          (vii) Each grant of Restricted Stock shall be evidenced by a written instrument stating the number of shares of Restricted Stock granted, the Restriction Period, the restrictions applicable to such Restricted Stock, the nature and terms of payment of consideration, if any, the consequences of forfeiture that will apply to such Restricted Stock, and any other terms, conditions and rights with respect to such grant.

          (viii) Any other provision of the Plan to the contrary notwithstanding, the Committee may at any time shorten any Restricted Period, if it determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or government or regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions, or the occurrence of other unusual, unforeseen, or extraordinary events, so warrant.

          (ix) The Company may, in its sole discretion, offer a Grantee the right, by execution of a written agreement, to defer receipt of all or a portion of the payment, if any, for Restricted Stock. If such an election to defer is made, the shares of Stock receivable in payment for Restricted Stock shall be deferred as Performance Units equal in number to and exchangeable, at the end of the deferral period, for the number of shares of Stock that would have been paid to the Grantee ("Stock Units"). Such Stock Units shall represent only a contractual right and shall not give the Grantee any interest, right, or title to any shares of Stock during the deferral period or any rights as a Shareholder. Fractional shares receivable for Restricted Stock shall be deferred as Performance Units payable in cash. Deferred Stock Units may be credited annually with the appreciation factor contained in the deferred compensation agreement, which may include Dividend Equivalents. All other terms and conditions of deferred payments shall be as contained in the written agreement.

          (e) Grant of Stock Appreciation Rights.

     When granted, Stock Appreciation Rights may, but need not, be identified with shares of Stock subject to a specific option, specific shares of Restricted Stock, or specific Performance Units of the Grantee (including any option, shares of Restricted Stock, or Performance Units granted on or before the Grant Date of the Stock Appreciation Rights) in a number equal to or different from the number of Stock Appreciation Rights so granted. If Stock Appreciation Rights are identified with shares of Stock subject to an option, with shares of Restricted Stock, or with Performance Units, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated Stock Appreciation Rights shall terminate upon (i) the expiration, termination, forfeiture, or cancellation of such option, shares of Restricted Stock, or Performance Units, (ii) the exercise of such option or Performance Units, or
(iii) the date such shares of Restricted Stock become nonforfeitable. Stock Appreciation Rights granted in connection with Incentive Stock Options must expire no later than the last date on which the underlying Incentive Stock Option can be exercised; may be granted for no more than 100% of the difference between the Option Price of the underlying Incentive Stock Option and the Fair Market Value of the Stock subject to the underlying Incentive Stock Option at the time the Stock Appreciation Right is exercised; are transferable only to the extent and at the same time and on the same conditions as the underlying Incentive Stock Options; may be exercised only when the underlying Incentive Stock Options may be exercised; and may be exercised only when the Fair Market Value of the shares of Stock subject to the Incentive Stock Options exceeds the exercise price of the Incentive Stock Options.

          (f)  Grant of Performance Units.

          (i) Before the grant of any Performance Unit, the Committee shall:

               (A) determine performance objectives applicable to such grant;

               (B) designate a period of not less than one year nor more than ten years for the measurement of the extent to which performance objectives are attained, which period may begin prior to the Grant Date (the "Performance Period");

               (C) assign a "Performance Percentage" to each level of attainment of performance objectives goals during the Performance Period, with the percentage applicable to minimum attainment being zero percent (O%) and the percentage applicable to maximum attainment to be determined by the Committee from time to time;

               (D) determine the Restricted Period, if any; and

               (E) determine whether Dividend Equivalents shall, during the Performance Period, be paid on the Performance Units.

          (ii) In establishing performance goals, the Committee may consider any performance factor or factors it deems appropriate, including net income, growth in net income, earnings per share, growth of earnings per share, return on equity or return on capital, employment for a specified period, or any other factor measured internally or relative to other organizations and before or after extraordinary items. Any such factors, however, shall include all accruals for grants made under the Plan and for all other employee benefit plans of the Company. The performance goals may be established for the Company as a whole or for only that part of the Company in which a given Grantee is involved, or a combination thereof.
     The Committee may, in its discretion, establish intermediate levels at which given proportions of the Performance Units shall be payable. The Committee may, at any time, in its discretion, modify performance goals in order to facilitate their attainment for any reason, including recognition of unusual or nonrecurring events affecting the Company or a Subsidiary or changes in applicable laws, regulations or accounting principles. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines the performance goals or Performance Period are no longer appropriate, (A) the Committee may adjust, change or eliminate the performance goals, the applicable Performance Period, or Restricted Period, if any, as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period; or (B) make a cash payment to the Grantee in an amount determined in accordance with the method described in Section 14(b)(iii), substituting the effective date of such promotion, demotion or transfer for the termination of employment referred to in Section 14(b)(iii).

          (iii) When granted, Performance Units may, but need not, be identified with shares of Stock subject to a specific option, specific shares of Restricted Stock or specific Stock Appreciation Rights of the Grantee granted under the Plan in a number equal to or different from the number of the Performance Units so granted. If Performance Units are identified with shares of Stock subject to an option, shares of Restricted Stock or Stock Appreciation Rights, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated Performance Units shall terminate upon (A) the expiration, termination, forfeiture or cancellation of such option, shares of Restricted Stock or Stock Appreciation Rights, (B) the exercise of such option or Stock

     Appreciation Rights or (C) the date such shares of Restricted Stock become nonforfeitable.

     There shall be no limitation on the number of Performance Periods or Restriction Periods established by the Committee, and more than one Performance Period may encompass the same fiscal year.

          (iv) Any provision of the Plan to the contrary notwithstanding, the Committee may at any time adjust performance objectives (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the way performance objectives are measured, or shorten any Performance Period or Restricted Period, if it determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisition or dispositions, or the occurrence of other unusual, unforeseen, or extraordinary events, so warrant.

     (g) Grant of Stock Bonuses. The Committee may, in its discretion, grant to any individual eligible under Section 5 to receive Awards, other than executive officers of the Company, shares of Stock or such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Stock (including, without limitation, securities convertible into shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards.

     7.  GRANTEE'S AGREEMENT TO SERVE.  Each Grantee who is granted an
Award shall, by executing such Grantee's Award Agreement, agree that such Grantee will remain in the employ of the Company or any of its Subsidiaries for at least one year after the Grant Date. No obligation of the Company or any of its Subsidiaries as to the length of any Grantee's employment shall be implied by the terms of the Plan, any grant of an Award hereunder or any Award Agreement. The Company and its Subsidiaries reserve the same rights to terminate employment of any Grantee as existed before the Effective Date.

     8. NON-TRANSFERABILITY. Each Award (other than Restricted Stock) granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution; provided, however, that a Grantee may in a manner specified by the Committee and to the extent provided in the Plan (a) designate in writing a beneficiary to exercise his/her Award after the Grantee's death and (b) transfer an option (other than an Incentive Stock Option), Stock Appreciation Right or Perfor-mance Unit to a revocable, inter vivos trust as to which the Grantee is both the settlor and trustee, but in no event shall any transfer described in this clause
(b) by a Section 16 Grantee be effective unless the staff of the SEC shall have issued an interpretive or "no action" letter to the effect that a provision to such effect is not inconsistent with Rule 16b-3(a)(2) of the SEC under the 1934 Act; and (c) if the Award Agreement expressly permits, transfer an award (other than Restricted Stock or an Incentive Stock Option) for no consideration to any of the following permissible transferees (each a "Permissible Transferee"): (x) any member of the Immediate Family of the Grantee to whom such Award was granted, (y) any trust solely for the benefit of members of the Grantee's Immediate Family, or (z) any partnership whose only partners are members of the Grantee's Immediate Family; and further provided that (I) the transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer; and (ii) any such transfer shall be subject to and in accordance with the rules and regulations prescribed by the Committee in accordance with Section 4(c)(xiv). For purposes of this Section 8, "Immediate Family" means, with respect to a particular Grantee, such Grantee's spouse, children and grandchildren. Each share of Restricted Stock shall be nontransferable until such share becomes nonforfeitable and the Restricted Period, if any, lapses.

     9. EXERCISE. (a) Exercise of Options. Subject to Sections 4(c)(xi) and 14 and such terms and conditions as the Committee may impose, each option shall be exercisable in one or more installments.

     Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the option. The Option Price of any shares of Stock or shares of Restricted Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

          (i) cash;

          (ii) Stock held by the Grantee for at least 6 months prior to exercise of the option, valued at its Fair Market Value on the date of exercise;

          (iii) with the approval of the Committee, shares of Restricted Stock held by the Grantee for at least 6 months prior to exercise of the option, each valued at the Fair Market Value of a share of Stock on the date of exercise; or

          (iv) through simultaneous sale through a broker of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board.

     In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 10.

     If Restricted Stock ("Tendered Restricted Stock") is used to pay the
Option Price for Stock subject to an option, then the Committee may, but need not, specify that (i) all the shares of Stock acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the option, or (ii) a number of shares of Stock acquired on exercise of the option equal to the number of shares of Tendered Restricted Stock shall, unless the Committee provides otherwise, be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the option.

     (b)  Exercise of Stock Appreciation Rights.  Subject to Sections
4(c)(xi) and 14 and such terms and conditions as the Committee may impose, each Stock Appreciation Right shall be exercisable not earlier than the first anniversary of the Grant Date of such Stock Appreciation Right, to the extent the option with which it is identified, if any, may be exercised, to the extent the Restricted Stock with which it is identified, if any, is nonforfeitable and the Restricted Period, if any, has lapsed, or to the extent the Performance Unit with which it is identified, if any, may be exercised unless otherwise provided by the Committee. Stock Appreciation Rights shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of Stock Appreciation Rights. Unless otherwise provided in the applicable Award Agreement, the exercise of Stock Appreciation Rights which are identified with shares of Stock subject to an option, shares of Restricted Stock or Performance Units shall result in the cancellation or forfeiture of such option, shares of Restricted Stock or Performance Units, as the case may be, to the extent of such exercise.

     The benefit for each Stock Appreciation Right exercised shall be equal to:

          (i) the Fair Market Value of a share of Stock on the date of such exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise, reduced by

          (ii)  an amount equal to:

               (A) for any Stock Appreciation Right identified with shares of Stock subject to an option, the Option Price of such option, unless the Committee in the grant of the Stock Appreciation Right specified a higher amount, or

               (B) for any other Stock Appreciation Right, the Fair Market
          Value of a share of Stock on the Grant Date of such Stock Appreciation Right, unless the Committee in the grant of the Stock Appreciation Right specified a higher amount; provided that the Committee, in its discretion, may provide that the benefit for any Stock Appreciation
          Right shall not exceed such percentage of the Fair Market Value of a share of Stock on such Grant Date as the Committee shall specify.

The benefit upon the exercise of a Stock Appreciation Right shall be payable in cash, except that the Committee, may, in its discretion, provide in the Award Agreement that benefits, with respect to any particular exercise, may be paid wholly or partly in Stock.

          (c)  Exercise of Performance Units.

          (i) Subject to Section 14 and such terms and conditions as the Committee may impose, if, with respect to any Performance Unit, the minimum performance objectives have been achieved during the applicable Performance Period, then such Performance Unit shall be exercisable commencing on the later of (A) the first anniversary of the Grant Date or (B) the first day after the end of the applicable Performance Period.

          Performance Units shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of Performance Units; provided, however, that Performance Units not identified with shares of Stock subject to an option, shares of Restricted Stock or Stock Appreciation Rights shall be deemed exercised on the date on which they first become exercisable. Unless otherwise provided in the applicable Award Agreement, the exercise of Performance Units which are identified with shares of Stock subject to an option, shares of Restricted Stock or Stock Appreciation Rights shall result in the cancellation or forfeiture of such shares of Stock subject to option, shares of Restricted Stock or Stock Appreciation Rights, as the case may be, to the extent of such exercise.

          (ii) The benefit for each Performance Unit exercised shall be an amount equal to the product of:

               (A)  the Unit Value (as defined below) multiplied by

               (B) the Performance Percentage attained during the Performance Period for such Performance Unit.

          (iii)  The Unit Value shall be, as specified by the Committee,

               (A)  a dollar amount, or

               (B) an amount equal to the Fair Market Value of one share of Stock on the exercise date of the Performance Unit, including, if so provided in the Award Agreement, an amount ("Dividend Equivalent Amount") equal to the value that would result if dividends paid on a share of Stock on or after the Grant Date and on or before the exercise date were invested in shares of Stock as of each respective dividend payment date, or

               (C) an amount equal to the Fair Market Value of one share of Stock on the Grant Date (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), or

               (D) an amount equal to the Fair Market Value of one share of Stock on the exercise date of the Performance Unit (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), reduced by the Fair Market Value of a share of Stock on the Grant Date of the Performance Unit, or

               (E)  a number of shares of Stock.

          (iv) The benefit upon the exercise of a Performance Unit shall be payable upon termination of the applicable Restricted Period as soon as is administratively practicable after the later of (A) the date the Grantee exercises or is deemed to exercise such Performance Unit, or (B) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement.

          Such benefit shall be payable in cash or wholly or partly in shares of Stock. If a Restricted Period has been established in relation to a Performance Unit payable, in whole or in part, in shares of Stock ("Stock Performance Unit"), one or more certificates representing the number of shares of Stock equal to the number of shares of Stock payable under the Performance Units shall be registered in the name of the Grantee but shall be held by the Company for the account of the Grantee. Such shares of Stock will be nonforfeitable but restricted as to transferability during the applicable Restricted Period. At the end of the Restricted Period all restrictions applicable to the shares of Stock, and other securities or property received with respect to the shares held by the Company for the account of each recipient of shares of Stock under Performance Units granted in relation to such Restricted Period shall lapse, and one or more certificates for such shares of Stock, free of the restrictions shall be delivered to the Grantee.

          In event the Award Agreement provides that the benefit may be paid wholly in Stock unless the Committee, in its discretion, specifies at the time of exercise that the benefit shall be paid partly or wholly in cash, the number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the date such benefit is to be paid.

          (v) The Committee may, in its sole discretion, offer a Grantee the right, by execution of a written agreement, to defer the receipt of all or any portion of the payment, if any, of shares of Stock or cash due under a Performance Unit. If such an election to defer is made, the Stock receivable in payment for shares under a Performance Unit shall be deferred as Stock Units equal in number to and exchangeable, at the end of the deferral period, for the number of shares of Stock that would have been paid to the Grantee but for the deferral. Such Stock Units shall represent only a contractual right and shall not give the Grantee any interest, right or title to any Stock during the deferral period. The cash or fractional shares receivable in payment for Performance Units shall be deferred as cash units. Deferred Stock Units and cash units may be credited annually with the appreciation factor contained in the written agreement, which may include Dividend Equivalents. All other terms and conditions of deferred payments shall be as contained in the written agreement.

     (d)  Special Rules for Section 16 Grantees.  No Stock Appreciation
Right, option or Performance Unit (if the benefit payable with respect to such Performance Unit is to be determined by reference to the Fair Market Value of the Stock on the date the Performance Unit is exercised) shall be exercisable by a Section 16 Grantee during the first six months after its Grant Date, except as exempted from Section 16 of the 1934 Act under Rule 16a-2(d) under the 1934 Act. Any grant hereunder to a Section 16 Grantee shall be subject to approval of the Plan by a majority of the Stockholders of the Company.

     10.  LOANS AND GUARANTEES.  The Committee may, in its discretion:

          (a) allow a Grantee to defer payment to the Company of all or any portion of (i) the Option Price of an option, (ii) the purchase price of a share of Restricted Stock, or (iii) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

          (b) cause the Company to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price, purchase price, or any related taxes.

     Any such payment, deferral or guarantee by the Company pursuant to this Section 10 shall be on such terms and conditions as the Committee may determine; provided that the interest rate applicable to any such payment deferral shall not be more favorable to the Grantee than the terms applicable to funds borrowed by the

Company and, in the case of any payment deferral for the Option Price for an Incentive Stock Option, shall not be less than the "applicable federal rate", as defined in Section 1274 of the Code, in effect at the time of such payment deferral, or any other minimum interest rate established under Federal tax laws to avoid the imputation of interest. Notwithstanding the foregoing, a Grantee shall not be entitled to defer the payment of such Option Price, purchase price or any related taxes unless the Grantee enters into a binding obligation with the Company to pay the deferred amount. If the Committee has permitted a payment deferral or caused the Company to guarantee a loan pursuant to this Section 10, then the Committee may, in its discretion, require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's termination of employment or if the Grantee sells or otherwise transfers the Grantee's shares of Stock purchased pursuant to such deferral or guarantee.

     11. NOTIFICATION UNDER CODE SECTION 83(B). The Committee may, on the Grant Date or any later date, prohibit a Grantee from making the election described below. If the Committee has not prohibited such Grantee from making such election, and the Grantee shall, in connection with the exercise of any option, the grant of any share of Restricted Stock, or the grant of a Performance Unit for Stock, make the election permitted under Section 83(b) of the Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

     12.  MANDATORY WITHHOLDING OF TAXES.

          (a) Whenever under the Plan, cash or shares of Stock are to be delivered upon exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable, or any other event occurs which subjects the Grantee to income taxes with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan, or (iii) any combination of the foregoing.

          (b) If any disqualifying disposition described in Section 6(c)(vii) is made with respect to shares of Stock acquired under an Incentive Stock Option granted pursuant to the Plan or any election described in Section 11 is made, then the person making such disqualifying disposition or election shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

     13.  ELECTIVE SHARE WITHHOLDING.

          (a) Subject to Section 13(b), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable (each a "Taxable Event") having a Fair Market Value equal to:

          (i) the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event (in 1995, the minimum amount required by federal tax withholding rules is 20% of the Grantee's taxable income); or

          (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

          (b) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

          (i) any Grantee's election shall be subject to the Committee's right to revoke such election of Share Withholding by such Grantee at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

          (ii) if the Grantee is a Section 16 Grantee, such Grantee's election shall be subject to the approval of the Committee at any time, whether or not the Committee has reserved the right to do so;

          (iii) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined;

          (iv)  the Grantee's election shall be irrevocable;

          (v) a Section 16 Grantee may not elect Share Withholding within six months after the grant of the related Option or Stock Appreciation Rights (except if the Grantee dies or incurs a Disability before the end of the six-month period);

          (vi) except to the extent such condition may be waived by the Senior Vice President/Legal of the Company, a Section 16 Grantee must elect Share Withholding either six months before the Tax Date or during the ten business day period beginning on the third business day after the release of the Company's quarterly or annual summary statement of sales and earnings; and

          (vii) provided, however, that no share withholding shall be effective with respect to an Award which was transferred by the Grantee in accordance with this Plan.

     14.  TERMINATION OF EMPLOYMENT.

          (a) For Cause. If a Grantee has a termination of employment for Cause,

          (i) the Grantee's shares of Restricted Stock that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 6(d)(iv) regarding repayment of certain amounts to the Grantee; and

          (ii) any unexercised option, Stock Appreciation Right, or Performance Unit shall thereupon terminate.

          (b) On Account of Death or Disability. Except as may otherwise be provided in the Award Agreement if the Grantee has a termination of employment:

          (i)  Restricted Stock.

               (A) prior to the shares of Restricted Stock becoming non-forfeitable by reason of:

                     (i) death, all Restricted Stock granted to such Grantee shall become non-forfeitable.

                     (ii) the Disability of Grantee, such termination shall not constitute a termination of employment for purposes of Restricted Stock and such Grantee shall not forfeit any Restricted Stock held by him\her, provided that during the balance of the period in which the Restricted Stock would otherwise remain forfeitable such Grantee does not engage in or assist any business that the Company, in its sole discretion, determines to be in competition with business engaged in by it. A Grantee who does engage in or assist any business that the Company, in its sole discretion, determines to be in competition with business engaged in by it, shall be deemed to have terminated employment.

               (B) after the Restricted Stock is nonforfeitable but prior to the end of Restricted Period, by reason of death or Disability all Restricted Stock granted to such Grantee shall be immediately payable.

          (ii) Options/SARs. By reason of death or Disability, any unexercised option or Stock Appreciation Right, to the extent exercisable on the date of termination of employment upon death or Disability, may be exercised, in whole or in part, at any time within five months after such termination of employment by the Grantee, the Grantee's guardian, legal representative, or, after the Grantee's death, by (A) his/her personal representative, executor, administrator, or by the person to whom the option or Stock Appreciation Right is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with Sections 6(c)(viii) or 8, or (C) the then-acting trustee of the trust described in clause (b) of the first sentence of Section 8 (but only if the condition set forth in such clause (b) has been satisfied); and

          (iii) Performance Units. (A) By reason of death or Disability, any unexercised Performance Unit, to the extent exercisable on the date of termination of employment on account of the Grantee's death or Disability, may be exercised in whole or in part, at any time within five months after termination of employment by the Grantee, the Grantee's guardian, legal representative, or after the Grantee's death, by (A) his/her personal representative, executor, administrator, or by the person to whom the Performance Unit is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with Section 8, or (C) the then-serving trustee of the trust described in clause (b) of the first sentence of Section 8 (but only if the condition set forth in such clause (b) has been satisfied); provided that the benefit payable with respect to any Performance Unit with respect to which the Performance Period has not ended as of the date of such termination of employment shall be equal to the product of the Unit Value multiplied successively by each of the following:

               (1) a fraction, the numerator of which is the number of calendar months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such termination of employment and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period (the "Time Proration Factor"); and

               (2) a percentage equal to the greater of the target percentage, if any, specified in the applicable Award Agreement or the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period (the "Performance Percentage Factor"); and

provided further, that in the case of Disability and following Disability, such Grantee does not engage in or assist in any business that the Company, in its sole discretion, determines to be in competition with the business engaged in by it during the remainder of the applicable Performance Period. A Grantee who does engage in or assist any business that the Company, in its sole discretion, determines to be in competition with the business engaged in by it shall be deemed to have terminated employment.

          (c)  On Account of Retirement.

          (i) If a Grantee has a termination of employment on account of Retirement, any unexercised option or Stock Appreciation Right (other than a Stock Appreciation Right identified with a share of Restricted Stock or a Performance Unit) which is then exercisable, may be exercised, in whole or in part, not later than the 30th day following the Grantee's Retirement, provided that following Retirement, such Grantee does not engage in or assist in any business that the Company, in its sole discretion, determines to be in competition with the business engaged in by it during such period; provided, however, that if such 30th day is not a business day, such option or Stock Appreciation Right may be exercised not later than the first business day following such 30th day; and provided further, that if the Grantee dies within such thirty-day period, then the exercisability of the Grantee's options and Stock Appreciation Rights shall be determined under
     Section 14(b).

          (ii) The non-forfeitability and exercisability of the Grantee's Restricted Stock and Performance Units (and any Stock Appreciation Rights identified therewith) shall be determined under Section 14(d).

          (d) Any Other Reason. If a Grantee has a termination of employment for a reason other than for Cause, death of the Grantee, the Grantee's Disability, and, with respect to options and Stock Appreciation Rights (other than Stock Appreciation Rights identified with a share of Restricted Stock or a Performance Unit), the termination of employment is for reasons other than the Grantee's Retirement,

          (i) Restricted Stock. The Grantee's shares of Restricted Stock (and any Stock Appreciation Rights identified therewith), to the extent forfeitable on the date of the Grantee's termination of employment, shall be forfeited on such date. If the termination of employment occurs after the Restricted Stock becomes nonforfeitable but prior to the end of a Restricted Period, such termination shall not have any effect on any Restricted Period, unless the Committee, in its sole discretion, finds that the circumstances so warrant and determines that the Restricted Period shall end on an earlier date as determined by the Committee, and that shares held by the Company shall be paid as soon as practicable following such earlier date;

          (ii) Options. Any unexercised option or Stock Appreciation Right (other than a Stock Appreciation Right identified with a share of Restricted Stock or Performance Unit) to the extent exercisable on the date of the Grantee's termination of employment, may be exercised in whole or in part, not later than the 30th day following the Grantee's termination of employment; provided, however, that if such 30th day is not a business day, such option or Stock Appreciation Right may be exercised not later than the first business day following such 30th day; and provided further, that if the Grantee dies within such thirty-day period, then the exercisability of the Grantee's options and Stock Appreciation Rights shall be determined under Section 14(b).

          (iii) Performance Units. The Grantee's Performance Units (and any Stock Appreciation Rights identified therewith) may become non-forfeitable and may be exercised in whole or in part, but only if and to the extent determined by the Committee in its sole discretion.

          (e) Extension of Term. In the event of termination of employment other than for Cause, the term of any Award which by its terms would otherwise expire after the Grantee's termination of employment but prior to the end of the period following the Grantee's termination of employment described in Sections
(b), (c), and (d) above for exercise of Awards shall be extended so as to permit any unexercised portion thereof to be exercised at any time within such period to the extent exercisable on the date of the Grantee's termination of employment; provided, however, that in no event may the term of any Award expire or be exercisable more than 15 years (ten years for Incentive Stock Options) after the Grant Date of such Award.

     15.  CHANGE IN CONTROL.  Notwithstanding any other provision of the
Plan to the contrary, if, while any Awards remain outstanding under this Plan, a "Change in Control" (as defined below) should occur, then (1) all options and SARs that are outstanding at the time of such Change in Control shall become immediately vested and exercisable in full; (2) all restrictions with respect to shares of Restricted Stock shall lapse, and such shares shall be fully vested and nonforfeitable; and (3) with respect to Awards of Performance Units, all Performance Periods outstanding at the time of such Change in Control shall be deemed to have been completed, the maximum level of performance assigned to all Performance Percentages shall be deemed to have been attained, all applicable Restricted Periods shall lapse and a pro rata portion (based on the number of full and partial months which have elapsed with respect to each Performance Period) of each such outstanding Award for all outstanding Performance Periods shall become payable in cash to each Grantee, with the remainder of each such
outstanding Award being cancelled for no value.   A Change in Control shall be
deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

          (i) any person (as defined in Section 3(a)(9) of the 1934 Act, as such term is modified in Sections 13(d) and 14(d) of the 1934 Act), other than (1) any employee plan established by the Company, any Affiliate, or any Subsidiary (2) the Company, an Affiliate or Subsidiary, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company, its Subsidiaries or its Affiliates) representing 50% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities;

          (ii) a change in the composition of the Board such that individuals who, as of September 30, 1995, constitute the Board (including individuals deemed to be members of the Board as of September 30, 1995 by virtue of the application of this paragraph, although actually elected at a later time) cease for any reason to constitute at least a majority thereof; for purposes of this paragraph, any person who becomes a member of the Board subsequent to September 30, 1995 and whose nomination for election is approved by at least a majority of the members of the Board as of September 30, 1995 (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the members of the Board, as such terms are used in Rule 14a-11 of Regulation 14A under the 1934 Act) shall be deemed a member of the Board as of September 30, 1995;

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate or Subsidiary, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (determined pursuant to clause
     (i) above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company, its Subsidiaries or its Affiliates) representing 50% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities; or

          (iv) the stockholders of the Company approve a plan of liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions.

     16. EQUITY INCENTIVE PLANS OF FOREIGN SUBSIDIARIES. The Committee may authorize any foreign Subsidiary to adopt a plan for granting Awards ("Foreign Equity Incentive Plan"). All awards granted under such Foreign Equity Incentive Plans shall be treated as grants under the Plan. Such Foreign Equity Incentive Plans shall have such terms and provisions as the Committee permits not inconsistent with the provisions of the Plan and which may be more restrictive than those contained in the Plan. Awards granted under such Foreign Equity Incentive Plans shall be governed by the terms of the Plan except to the extent that the provisions of the Foreign Equity Incentive Plans are more restrictive than the terms of the Plan, in which case such terms of the Foreign Equity Incentive Plans shall control.

     17. SUBSTITUTED AWARDS. If the Committee cancels any Award (granted under this Plan or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Award is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new Award; provided that (a) the Option Price of any new option shall not be less than l00% of the Fair Market Value of a share of Stock on the date of grant of the new Award; (b) no Award shall be cancelled without the consent of Grantee if the terms and conditions of the new Award to be substituted are not at least as favorable as the terms and conditions of the Award to be cancelled (and the Grant Date of the new Award shall be the date on which such new Award is granted); and (c) no Section 16 Grantee may exercise a substituted Stock Appreciation Right or a substituted option (or substituted Performance Unit) identified with a Stock Appreciation Right within six months after the Grant Date (calculated without reference to this Section 17) of such substituted option, unless the Company shall have received an opinion of counsel for the Company or "no action" or interpretive letter from the staff of the SEC to the effect that such limitation is not necessary in order to avoid liability under
Section 16(b) of the 1934 Act.

     18. SECURITIES LAW MATTERS. (a) If the Committee deems necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

          (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, non-forfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

          (c) With respect to Section 16 Grantees, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     19. FUNDING. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

     20. NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans. Further, the Company or Subsidiary may at any time dismiss a Grantee from employment, free from any liability, or any claim under the plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     21.   RIGHTS AS A STOCKHOLDER.  A Grantee shall not, by reason of any
Award (other than Bonus Stock or Restricted Stock) have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of Restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan. The Committee, in its discretion, at the time of grant of Restricted Stock, may permit or require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3 or otherwise reinvested. Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued. The Committee may, in its discretion, provide for crediting to and payment of interest on deferred cash dividends.

     22. NATURE OF PAYMENTS. Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the

Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

     23.   NON-UNIFORM DETERMINATIONS.  Neither the Committee's nor the
Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Award Agreements, as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under
Section 14, of terminations of employment. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

     24. ADJUSTMENTS FOR CHANGES IN CAPITALIZATION. The Committee shall make such adjustment, as it shall deem equitable, to any or all of:

          (a) the aggregate numbers of shares of Stock, shares of Restricted Stock, and bonus stock available under Sections 3(a) and 3(b);

          (b) the number of shares of Stock, shares of Restricted Stock, Stock Appreciation Rights or Performance Units covered by an Award;

          (c) the performance objectives for Performance Periods not yet completed, including performance levels and the proportion of payments related thereto;

          (d)  the Option Price;

          (e) the Fair Market Value of Stock to be used to determine the amount of the benefit payable under exercise of Stock Appreciation Rights or Performance Units; and

          (f) any other terms or provisions of any outstanding grants of stock options, Restricted Stock, Performance Units or Stock Appreciation Rights:

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation or similar event, of or by the Company, or, if deemed appropriate, the Committee may make provisions for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that the authority to make such adjustments would cause the

Plan to violate Section 422(b)(1) of the Code; and provided further, that the number of shares subject to any Award denominated in shares of Stock shall always be a whole number. Notwithstanding any part of the foregoing to the contrary, upon the approval by the stockholders of the Company of a plan of liquidation for the Company, any unexercised options, Stock Appreciation Rights, and Performance Units previously granted become exercisable, and any shares of Restricted Stock that have not become nonforfeitable shall become nonforfeitable.

     25. AMENDMENT OF THE PLAN. The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit the grant of Awards under, and transactions in Stock pursuant to, the Plan to be exempt from liability under Section 16(b) of the 1934 Act, (b) under the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, or (c) to permit the continued grant of options which qualify as Incentive Stock Options under the Plan.

     26.  TERMINATION OF THE PLAN.  The Plan shall terminate on the tenth
(10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

     27. OTHER COMPENSATION PLANS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     28. NO ILLEGAL TRANSACTIONS. The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

     29. NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or Subsidiary and a Grantee or any other person. To the extent that any person acquires a right to receive payments from the Company or Subsidiary pursuant to an Award, such right shall be no greater than the right of an unsecured general creditor of the Company or Subsidiary.

     30. CONTROLLING LAW. The law of the State of Illinois, except its law with respect to choice of law and except as to matters relating to corporate law (in which case the corporate law of the State of Delaware shall control), shall be controlling in all matters relating to the Plan.

     31. TAX LITIGATION. The Company shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue that is related to the Plan and that the Company believes to be important to Grantees and to conduct any such contest or any litigation arising therefrom to a final decision.

     32. SEVERABILITY. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner in which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     33. INDEMNIFICATION. Each person who is or at any time serves as a member of the Board or the Committee shall be indemnified and held harmless by the Company against and from: (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the By-Laws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

     34. RELIANCE ON REPORTS. Each member of the Board and the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of, or counsel for, the Company and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Board or the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     35. EXPENSES. The Company shall bear all expenses of administering the Plan.

     36. TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

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PROXY

                               [COMDISCO  LOGO]

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH THE
                        ANNUAL MEETING OF STOCKHOLDERS

                              3:00 P.M. (C.S.T.)

                               JANUARY 23, 1996

                    PLACE: Comdisco, Inc., at its offices,
                           1st Floor, 6111 N. River Road
                           Rosemont, Illinois 60018

PROXY: JACK SLEVIN and PHILIP A. HEWES and each of them, are hereby appointed by the undersigned as attorneys and proxies with full power of substitution, to vote all the shares of Common Stock held of record by the undersigned on December 11, 1995 at the Annual Meeting of Stockholders of Comdisco, Inc. or at any adjournment(s) of the meeting, on each of the items on the reverse side and in accordance with the directions given therein.

  THIS PROXY IS CONTINUED ON THE REVERSE SIDE PLEASE SIGN ON THE REVERSE SIDE
                              AND RETURN PROMPTLY

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                             FOLD AND DETACH HERE

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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY
THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO ANY OF SUCH ITEMS, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.



1. ELECTION OF THREE CLASS I DIRECTORS

   NOMINEES: Edward H. Fiedler, Jr., Basil R. Twist, Jr. and John J. Vosicky

   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

   ----------------------------------------------------------------------------
   FOR all nominees listed to the right (except as marked to the contrary)
   [_]

   WITHHOLD AUTHORITY to vote for all nominees listed to the right
   [_]

2. The approval of Comdisco's 1995 Long-Term Stock Ownership Incentive Plan.
   FOR [_]   AGAINST [_]   ABSTAIN [_]


3. The approval of performance goal criterion applicable to Performance Unit Awards under the 1995 Long-Term Stock Ownership Incentive Plan.
   FOR [_]   AGAINST [_]   ABSTAIN [_]


4. Ratify the appointment of KPMG Peat Marwick LLP, as independent auditors.
   FOR [_]   AGAINST [_]   ABSTAIN [_]


5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) there-of.

                                        Please sign exactly as name appears at
                                        left. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                        Dated: __________________________, 1995



                                        --------------------------------------
                                                     (Signature)


                                        --------------------------------------
                                             (Signature, if held jointly)




 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE

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                             FOLD AND DETACH HERE